UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement          |_|  Confidential, for Use of the
|X|   Definitive Proxy Statement                Commission Only (as permitted by
|_|   Definitive Additional Materials           Rule 14a-6(e)(2))
|_|   Soliciting Material Pursuant
      to ss.240.14a-12

                                ITEX Corporation
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                                ITEX CORPORATION
                          3625 132ND AVE. SE, SUITE 200
                           BELLEVUE, WASHINGTON 98006
                                 (425) 463-4000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        to be held Monday, March 15, 2004

                                   ----------

      We will hold the annual meeting of stockholders of ITEX Corporation, a Nevada corporation (the "Company"), at the offices of the Company located at 3625 132nd Ave. SE, Suite 200, Bellevue, WA 98006, on Monday, March 15, 2004, beginning at 10:00 a.m. local time, for the following purposes:

      1. To elect four (4) directors to serve until the next annual meeting of stockholders or until their successors have been elected and qualified;

      2.    To approve the ITEX Corporation 2004 Equity Incentive Plan;

      3. To ratify the appointment by the Audit Committee of Ehrhardt Keefe Steiner & Hottman PC as independent auditors; and

      4. To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

      Stockholders of record at the close of business on February 5, 2004, are entitled to notice of and to vote at the meeting or any postponement or adjournment.

                                              By Order of the Board of Directors

                                              John Wade,
                                              Secretary

Bellevue, Washington
February 6, 2004

                                IMPORTANT NOTICE

Whether or not you plan to attend the annual meeting in person, it is important that your shares be voted to ensure your representation and the presence of a quorum at the annual meeting. Most beneficial stockholders who own shares through a bank or broker may vote by telephone or the Internet as well as by mail. Registered stockholders who own their shares in their own name must vote by mail. If you vote by mail, please complete, sign, date, and return the accompanying proxy card in the enclosed envelope. No postage is required if it is mailed in the United States. If you decide to attend the annual meeting and wish to change your proxy vote, you may do so by voting in person at the annual meeting. Your proxy may be revoked at any time prior to the annual meeting in accordance with the procedures set forth in the Proxy Statement.

                                ITEX CORPORATION
                          3625 132ND AVE. SE, SUITE 200
                           BELLEVUE, WASHINGTON 98006
                                 (425) 463-4000

To Our Stockholders:

      You are cordially invited to attend our Company's annual meeting of Stockholders which will be held at the offices of the Company located at 3625 132nd Ave. SE, Suite 200, Bellevue, WA 98006, on Monday, March 15, 2004, beginning at 10:00 a.m. local time.

      The items of business which will be acted upon at the annual meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. Enclosed with the Proxy Statement are your proxy card and a copy of our fiscal 2003 annual report (and our quarterly report for the first quarter ended October 31, 2003).

      Whether you own a few or many shares of stock and whether or not you plan to attend, it is important that your shares be voted on matters that come before the annual meeting. Many of you are able to vote by telephone, by the Internet or by mail, others by mail only. If you vote by mail, you may vote your shares by marking your votes on the proxy card, signing and dating it, and mailing it in the envelope provided. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the Directors' recommendations.

      During the annual meeting, management will report on operations and other matters affecting the Company and will respond to stockholders' questions. On behalf of the Board of Directors, we would like to express our appreciation for your continued interest in the affairs of the Company.

      I look forward to seeing you at the annual meeting in Bellevue, Washington.

                                                           Sincerely,

                                                           Steven White
                                                           Chairman of the Board

February 6, 2004

                                 PROXY STATEMENT

                                   ----------

                                TABLE OF CONTENTS

                                                                            Page

Information About the Meeting and Voting ..................................   1

Information About our Board ...............................................   5

    Election of Directors (Item 1 on Proxy Card) ..........................   5

    The Board's Committees ................................................   7

    Compensation of Directors .............................................   9

Security Ownership of Certain Beneficial Owners and Management ............  10

Executive Compensation ....................................................  11

Certain Relationships and Related Transactions ............................  15

Section 16(a) Beneficial Ownership Reporting Compliance ...................  16

Approval of 2004 Equity Incentive Plan (Item 2 on Proxy Card) .............  16

    Description of the Plan ...............................................  17

    Tax Consequences of Awards ............................................  21

    Accounting Treatment ..................................................  22

Ratification of Appointment of Auditors (Item 3 on Proxy Card) ............  23

    Fees ..................................................................  23

Other Matters to Come Before the Annual Meeting ...........................  24

Report of Audit Committee .................................................  24

Audit Committee Charter (Appendix A).......................................  A-1

2004 Equity Incentive Plan (Appendix B) ...................................  B-1

                    INFORMATION ABOUT THE MEETING AND VOTING

When were proxy materials mailed?

      This Proxy Statement and proxy card were first mailed on or about February 12, 2004, to owners of voting shares of ITEX Corporation in connection with the solicitation of proxies by the ITEX Board of Directors (the Board) for the fiscal year 2003 Annual Meeting of Stockholders in Bellevue, Washington. Proxies are solicited to give all stockholders of record at the close of business on February 5, 2004, an opportunity to vote on matters that come before the annual meeting. This procedure is necessary because stockholders live in all U.S. states and abroad and most will not be able to attend.

What am I voting on?

      The Board is soliciting your vote for:

      o     the election of four (4) directors

      o     the approval of the ITEX Corporation 2004 Equity Incentive Plan;

      o ratification of the appointment by the Audit Committee of Ehrhardt Keefe Steiner & Hottman PC as independent auditors; and

      o action on such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Who is entitled to vote?

      Stockholders of record at the close of business on the Record Date, February 5, 2004 (the "Record Date"), are entitled to vote on matters that come before the meeting. Shares can be voted only if the stockholder is present in person or is represented by proxy.

How many votes do I have?

      Each share of ITEX common stock that you own as of the Record Date entitles you to one vote. On February 5, 2004, there were 18,170,065 outstanding shares of ITEX common stock.

How do I vote?

      All stockholders may vote by mail. For registered stockholders (who own shares in their own name) voting by mail is the only means available to you. To vote by mail, please sign, date, and mail your proxy card in the envelope provided.

      Most beneficial stockholders who own shares through a bank or broker may also vote by telephone or the Internet. If one of these options is available to you, we strongly encourage you to use it. If you own your shares through a bank or broker, you should follow the separate instructions they provide you. Although most banks and brokers now offer telephone and Internet voting, availability and specific processes will depend on their voting arrangements. If you do not instruct your broker or bank how to vote, your broker or bank will vote your shares if it has discretionary power to vote on a particular matter.

      If you attend the annual meeting in person, you may request a ballot when you arrive. If your shares are held in the name of your bank, broker, or other nominee, you need to bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on February 5, 2004, the Record Date for voting.

What if I return my proxy but do not mark it to show how I am voting?

      If your proxy card is signed and returned without specifying your choices, the shares will be voted as recommended by the Board.

What if other items come up at the annual meeting and I am not there to vote?

      When you return a signed and dated proxy card or provide your voting instructions by telephone or the Internet, you give the proxy holders (the members of which are listed on your proxy card) the discretionary authority to vote on your behalf on any other matter that is properly brought before the annual meeting.

Can I change my vote?

      You can change your vote by revoking your proxy at any time before it is exercised in one of four ways:

      o notify the ITEX Corporate Secretary in writing before the annual meeting that you are revoking your proxy;

      o     submit another proxy with a later date;

      o     vote again by telephone or the Internet; or

      o     vote in person at the annual meeting.

      Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically request this.

What does it mean if I get more than one proxy card?

      Your shares are likely registered differently or are in more than one account. You should vote each of your accounts by telephone, the Internet, or mail. If you mail your proxy cards, please sign, date, and return each proxy card to guarantee that all of your shares are voted. If you wish to combine your stockholder accounts in the future, you should contact our transfer agent, OTR Inc., Attn. Debra Adams, located at 1000 SW Broadway, Suite 920, Portland, Oregon 97205, phone 1-503-225-0375, fax 1-503-273-9168, or, if your shares are held by your broker or bank in "street name," by contacting the broker or bank who holds your shares. Combining accounts reduces excess printing and mailing costs, resulting in savings for the Company which benefits you as a stockholder.

Why did I receive only one set of proxy materials although there are multiple stockholders at my address?

      In accordance with a notice sent to eligible stockholders who share a single address, we are sending only one set of proxy materials to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as householding, is used to reduce our printing and postage costs. If a stockholder of record residing at such an address wishes to receive a separate set of proxy materials in the future, he or she may contact our transfer agent at 1-503-225-0375, fax 1-503-273-9168, or write to OTR Inc., Attn. Debra Adams, located at 1000 SW Broadway, Suite 920, Portland, Oregon 97205. If you are a stockholder of record who receives multiple copies of our proxy materials, you can request householding by contacting us in the same manner. If you own shares through a bank, broker, or other nominee, you can request householding by contacting the nominee.

What constitutes a quorum?

      The presence of the owners of 51 percent of the shares entitled to vote at the annual meeting constitutes a quorum. Presence may be in person or by proxy. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or the Internet, or if you vote at the annual meeting.

      Abstentions and broker "non-votes" are counted as present and entitled to vote for determining a quorum. A broker "non-vote" occurs when a bank or broker holding shares for a beneficial stockholder does not vote on a particular proposal because the bank or broker does not have discretionary voting power with respect to the item and has not received voting instructions from the beneficial stockholder.

What is required to approve each proposal?

      If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

      Election of Directors: The four nominees who receive the most votes will be elected. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

      Approval of Equity Incentive Plan: This proposal requires the affirmative vote of a majority of the votes cast. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

      Ratification of Independent Auditors: This proposal requires the affirmative vote of a majority of the votes cast. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

      Other Matters: Approval of any unscheduled matter, such as a matter incident to the conduct of the meeting, would require the affirmative vote of a majority of the votes cast. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

What are the Board's recommendations on the proposals?

      The Board recommends a vote FOR Items 1, 2, 3 and 4.

How do I access proxy materials on the Internet?

      Stockholders can access ITEX's Notice of Annual Meeting and Proxy Statement and Annual Report on the Internet on the ITEX Investor Relations Website at www.itex.com/corporate. For future stockholder meetings, registered stockholders can further save the Company expense by consenting to access their proxy statement and annual report electronically. You can choose this option by marking the

"Electronic Access" box on your proxy card. If you choose this option, prior to each stockholder meeting you will receive your proxy card in the mail along with a notice of the meeting and instructions for voting. You may select Electronic Access for each account held in your name. Your choice will remain in effect unless you revoke it by contacting our transfer agent, OTR, Inc., at 1-503-225-0375, or, if you own shares through a bank, broker, or other nominee, by contacting the nominee.

How can I attend the annual meeting?

      You are invited to attend the annual meeting only if you were an ITEX stockholder or joint holder as of the close of business on February 5, 2004 or if you hold a valid proxy for the annual meeting. In addition, if you are a registered stockholder (owning shares in your own name), your name will be verified against the list of registered stockholders on the Record Date prior to your being admitted to the annual meeting. If you are not a registered stockholder but hold shares through a broker or nominee (in street name), you should provide proof of beneficial ownership on the Record Date, such as a recent account statement or a copy of the voting instruction card provided by your broker or nominee. The meeting will begin at 10:00 a.m. local time. Check-in will begin at 9:00 a.m. local time, and you should allow ample time for check-in procedures.

How will we solicit proxies and who will bear the cost?

      We will distribute the proxy materials and solicit votes. The cost of soliciting proxies will be borne by us. These costs will include the expense of preparing, assembling, printing and mailing proxy solicitation materials for the meeting and reimbursements paid to brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to stockholders. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for the telephone charges you may incur. We have not retained a proxy solicitor in conjunction with the annual meeting. The Company may conduct further solicitation personally, telephonically or by electronic communication through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

Where can I find voting results of the annual meeting?

      We intend to announce preliminary voting results at the annual meeting and publish final results in our quarterly report on Form 10-QSB for the third quarter of fiscal 2004.

What is the deadline for submitting proposals for next year's annual meeting or to nominate individuals to serve as directors?

      You may submit proposals, including director nominations, for consideration at future stockholder meetings.

      Stockholder Proposals: For a stockholder proposal to be considered for inclusion in ITEX's proxy statement for the annual meeting next year, the written proposal must be received by the Corporate Secretary of ITEX at our principal executive offices no later than July 31, 2004. Stockholder proposals also will need to comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

      Nomination of Director Candidates: You may propose director candidates for consideration by the Board's Nominating Committee. Any such recommendations should include the nominee's name and qualifications for Board membership and should be directed to the Corporate Secretary of ITEX at the address of our principal executive offices set forth above within the time period described above under "Stockholder Proposals."

How may I communicate with ITEX's Board or the non-management directors on ITEX's Board?

      You may send an email to ITEX's Board at directors@itex.com. All directors have access to this email address. Communications intended for non-management directors should be sent to the attention of the Chair of the Audit Committee at the email address above.

                           INFORMATION ABOUT OUR BOARD

                  ELECTION OF DIRECTORS (Item 1 on Proxy Card)

      The persons named as ITEX proxy holders intend to vote for the election of the four nominees listed on the following pages. If you do not wish your shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the proxy card or, if you are voting by telephone or the Internet, follow the instructions provided when you vote. Assuming a quorum is present, the four nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company. Any shares not voted, whether by abstention, broker non-vote, or otherwise, have no impact on the vote. Stockholders are not entitled to cumulate votes in the election of directors.

      If at the time of the meeting one or more of the nominees have become unavailable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Nominating Committee or, if none, the size of the Board will be reduced. The Nominating Committee knows of no reason why any of the nominees will be unavailable or unable to serve.

      Directors elected at the annual meeting will hold office until the next annual meeting or until their successors have been elected and qualified. Each of the four nominees for director is currently a director of the Company. The names of persons who are nominees for director, their ages as of the Record Date, and their positions and offices with the Company are set forth in the table below.

          Name                       Age            Position
          ----                       ---            --------

      Employee Directors:
      Steven White                   45             Chairman
                                                    Interim CEO and Interim CFO

                                                    CFO
      Alan Zimmelman                 59             Director

      Non-Employee Directors:
      Eric Best                      34             Director
      John A. Wade                   41             Director

      Following is a discussion of the business background of each director and executive officer. All directors were elected to a one-year term at the annual meeting held January 31, 2003. Steven White and Alan Zimmelman are full-time employees of the Company. The other directors devote only such time as may be necessary to our business and affairs. There are no family relationships among any of the directors or executive officers of the Company.

      Directors

      Steven White has been a director of the Company and served as its Chairman since February 2003. He was appointed Interim CEO and Interim CFO in June 2003, assuming full management responsibility for the Company. Mr. White is also President of Lakemont Capital, Ltd., a business advisory firm. From 1996 to 2000, he was CEO and President of Ubarter.com, a public company offering a range of barter services, originally founded by Mr. White in 1983 as Cascade Trade Association. In June 2000, Mr. White directed the sale of Ubarter.com to Network Commerce, an Internet-based technology infrastructure and services company. From June 2000 to June 2001, Mr. White was a Senior Vice President of Network Commerce. Mr. White is the former Chairman and President of the National Association of Trade Exchanges (NATE) and a Technology Committee founder. He co-founded the Barter Association National Currency (BANC). He is the recipient of the Distinguished Service Award from the International Reciprocal Trade Association (IRTA).

      Alan Zimmelman has been a director of the Company since February 2003. He became a full time employee in June 2003. Prior to serving as a director of the Company, he was primarily engaged since September 1999 as a private investor. From November 1987 until August 1996, he was President of BXI West Los Angeles, a private company involved in the barter business. He has over twenty-five years experience in sales and management, including over 15 years affiliated with companies involved in the barter business, twelve years affiliated with companies in the hotel industry and five years affiliated with companies in hospital administration. He served as Vice President of Operations for Ubarter.com from 1996 through 2000 and as a director from 1997 to 1999.

      Eric Best has been a director of the Company since February 2003. He is CEO of MorseBest Innovation, a custom software consulting, developer and systems integration practice located in Seattle, WA. Prior to founding MorseBest Innovation in 2001, he was a founding partner of MindCorps in 1996, a high-growth software consultancy that served the Internet and Fortune 500 markets. In 1999, Mr. Best and his partners at MindCorps created a complementary software product firm, Emercis Corporation to provide e-commerce infrastructure tools to business enterprises. Mr. Best orchestrated the sale of MindCorps to Amazon.com in 1999 and the sale of Emercis to Impressa, Inc. in 2000. Joining Amazon.com, he managed business development for the Network from 1999 to 2000. Mr. Best holds degrees in Business Administration and Biology from Bellevue Pacific University. Mr. Best served as a director of Ubarter.com from 1999 to 2000.

      John A. Wade has been a director of the Company since February 2003. He has served since May 1998 as Chief Financial Officer of Aptimus, Inc., a leader in online direct marketing located in Seattle, WA. Prior to joining Aptimus, Mr. Wade served as the CFO and COO for Buzz Oates Enterprises, a real estate development company. He also has worked as the controller for A&A Properties, Inc., an asset management corporation and for Labels West, a manufacturing company; as well as an auditor and taxation specialist at McGladrey and Pullen, an international accounting firm. Mr. Wade has a Bachelor of Science degree in business administration with a concentration in accounting from the San Diego State University School of Business. Mr. Wade served as a director of Ubarter.com from 1999 to 2000.

      Executive Officers

      Steven White has served as Interim Chief Executive Officer and Interim Chief Financial Officer of the Company since June 2003. See background information for Mr. White above under the heading "Directors."

      Information Regarding the Board and its Committees

      Our board of directors is composed of four members. Each director currently serves until the next annual meeting of stockholders or until his successor is duly elected and qualified. Our bylaws provide that the authorized number of directors may be between three and nine, with the exact number to be determined by a majority of our board of directors or stockholders. The Board of Directors has reviewed its governance practices in view of certain changes in listing standards and SEC rules adopted to implement provisions of the Sarbanes-Oxley Act of 2002. Because ITEX is not listed on a national securities exchange certain of these corporate governance requirements are not mandated, such as the requirement that each member of the audit and nominating committee meet applicable standards regarding being "independent." The Board has not elected at this time to comply voluntarily with these exchange standards for audit and other committees. Accordingly, we cannot assure you that the Board will have the necessary authority and practices in place to review and evaluate ITEX's business operations and to make decisions that are independent of our management.

      The current Board of Directors met ten times during the period from its election in February 2003 to the end of the fiscal year on July 31, 2003. All directors attended each of the Board meetings and meetings of the committees on which they served during fiscal year 2003. Directors are encouraged to attend the annual meetings of ITEX stockholders. All current directors attended the last annual meeting of stockholders. Below is a table that provides membership and meeting information for each of the Board committees:

                                                              Compensation
        Name                                         Audit    & Nominating
        ----                                         -----    ------------
        Mr. White                                     X            X *
        Mr. Wade                                      X *          X
        Mr. Best                                                   X
        Total meetings in fiscal year 2003            7            3

        * Committee Chairperson

      Committees of the Board of Directors

      The standing committees of the Board of Directors of the Company are the Audit Committee and the Compensation and Nominating Committee. Below is a description of each committee of the Board of Directors.

      Audit Committee. The Audit Committee assists our Board of Directors in its oversight of the quality and integrity of our accounting, auditing, and reporting practices. The Audit Committee's role includes discussing with management the Company's processes to manage business and financial risk, and for compliance with applicable legal and regulatory requirements. The Audit Committee is responsible for the appointment, replacement, compensation, and oversight of the independent auditor engaged to prepare or issue audit reports on our financial statements. The Audit Committee relies on the expertise and knowledge of management, any internal auditors, and the independent auditor in carrying out its oversight responsibilities. The specific responsibilities in carrying out the Audit Committee's oversight role are set forth in the ITEX Audit Committee Charter, which is attached as Appendix A to this Proxy Statement. The Audit Committee Charter is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents. The Chair of the Audit Committee receives communications directed to non-management directors.

      In next year's annual report for the fiscal year ended July 31, 2004, we will be required to disclose whether we have an "Audit Committee Financial Expert" serving on our audit committee, as that term is defined in rules adopted by the SEC in January 2003, and, if not, why. The Audit Committee has consisted of Messrs. Wade and White since February 5, 2003. Our Board has not yet determined that any of those persons is an Audit Committee Financial Expert. However, the Board of Directors has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Committee. If there is no change in the members comprising the Audit Committee during fiscal 2004, and if the Board determines that neither member of the current Audit Committee would be described as an Audit Committee Financial Expert, at this time the Board does not believe that it is necessary to actively search for an outside person to serve on the Board who would qualify as an Audit Committee Financial Expert. The Committee has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities.

      In connection with his assumption of the role of Interim Chief Executive Officer and Interim Chief Financial Officer of ITEX in June 2003, Mr. White has made and will make certain certifications required under the Sarbanes-Oxley Act of 2002 and the related rules adopted by the SEC with respect to (i) the Company's financial statements and other financial information included in periodic reports filed with the SEC, (ii) the Company's disclosure controls and procedures regarding the disclosure to the certifying officers of material information relating to the Company, and (iii) the Company's internal controls and whether there are any deficiencies in the design or operation of such internal controls. Although an executive officer, Mr. White has remained on the Audit Committee and meets with and makes reports to the Audit Committee with respect to the items which are the subject matter of his certifications and other matters. Consequently, of the two current members of the Audit Committee, only Mr. Wade has been determined by the Board to be independent as defined by Rule 4200(a)(15) of the NASD's listing standards. Our Audit Committee Charter provides that if the Committee is composed of three (3) or more members, a majority of the members will meet the independence requirements of the NASD's listing standards.

      Compensation and Nominating Committee. The Compensation Committee reviews retirement and benefit plans and salaries and incentive compensation to be provided to our executive personnel, employees, and consultants, and recommends appropriate compensation and benefit levels. The Compensation Committee also may administer our stock option plans, including recommending the issuance of grants and options under the plan to our employees, consultants and directors and, in general, overseeing general policy matters relating to our various compensation plans, including payroll, option, stock, medical and bonus plans.

      In its function as Nominating Committee, the Committee is authorized to determine the slate of director nominees for election to the Board, identify and recommend to the Board potential nominees for Board positions and make recommendations to the Board regarding size and composition of the Board. The Nominating Committee is authorized to consider stockholder recommendations for nominees to fill Board positions if such recommendations are received. Of the three members of the Compensation and Nominating Committee, the Board has determined that two, Mr. Wade and Mr. Best, are independent as defined by Rule 4200(a)(15) of the NASD's listing standards.

      ITEX's Nominating Committee currently operates without a charter. The Nominating Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 25 years of age, having business experience at a policy-making level, and having high moral character. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties. Their service on other boards of public companies should be limited to a number that permits them to perform responsibly all director duties. The Committee retains the right to modify these minimum qualifications from time to time. The Committee's process for identifying and evaluating nominees is as follows: In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews the directors' overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with the Company during their term. In the case of new director candidates, the Committee first determines whether the nominee must or should be independent, which determination is based upon the Company's charter and bylaws, applicable securities laws, the rules and regulations of the SEC, applicable rules of the National Association of Securities Dealers, and the advice of counsel, if necessary. The Committee uses its network of contacts to compile a list of potential candidates, which may include candidates that come to the attention of the Nominating Committee through stockholders, search firms or other persons. The Committee then meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote. There are no nominees for election to our Board this year other than directors standing for re-election.

      Stockholder nominees. The Nominating Committee will consider director candidates recommended by stockholders provided the procedures set forth below are followed by stockholders in submitting recommendations. The Committee does not intend to alter in the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not. Any such recommendations by stockholders should include the nominee's name and qualifications for board membership and (together with any materials provided in connection with the nomination of a director candidate) should be addressed to: Corporate Secretary, ITEX Corporation, 3625 132nd Ave. SE, Suite 200, Bellevue, WA 98006.

      In addition, to be timely, the recommendation must be received by the Corporate Secretary within the time period prescribed for "Stockholder Proposals." See "Information About the Meeting and Voting -- What is the deadline for submitting proposals for next year's annual meeting or to nominate individuals to serve as directors?" on page 4.

      Communications with the Board

      Individuals may communicate with the Board by submitting an email to ITEX's Board at directors@itex.com. All directors have access to this email address. Communications intended for non-management directors should be sent to the attention of the Chair of the Audit Committee at the email address above.

      Other Committees. Our board of directors may establish other committees to facilitate the management of our business.

      Compensation of Directors

      In February 2003, following its election by stockholders, the Board modified the compensation program for directors. The Company provides no cash compensation to any of its directors for serving on the board of directors or for attendance of meetings of committees of the board of directors. Directors are reimbursed for reasonable travel and other out-of-pocket expenses incurred in connection with serving on the board of directors and committees of the board of directors. During fiscal 2003, each non-employee director (a director not compensated by a salary from the Company) elected on February 5, 2003 was compensated for the current Board term through the grant of 40,000 shares of common stock of the Company. If elected at the upcoming annual meeting, each director, whether or not compensated by a salary from the Company, will receive a grant of 40,000 shares. Directors are eligible to receive option grants and direct stock issuances under our current stock option plan. No options were issued to the current Board during fiscal 2003.

      During the period from August 1, 2002, to February 5, 2003, the former non-employee board members of ITEX received the consideration listed below. The compensation plan for directors set forth below was terminated on February 5, 2003.

      o     An annual retainer of $20,000, payable monthly in advance;

      o     An annual grant of 5,000 shares of ITEX common stock;

      o An annual grant of options to purchase 15,000 shares of the ITEX's common stock;

      o     An annual trade dollar grant of $12,000, payable monthly in advance;

      o Cash compensation equal to the tax effect of receiving trade dollars;

      o A per meeting fee of $1,000 for chairs of Board Committees (except for meetings of the Executive Committee); and

      o A per meeting fee of $750 for attendance at committee meetings (except for meetings of the Executive Committee).

      Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth certain information that has been provided to the Company regarding the beneficial ownership as of November 30, 2003 of the Company's common stock by (a) each person who is known by the Company to be a beneficial owner of more than five percent of the outstanding common stock of the Company, (b) each director of the Company, (c) each of the executive officers named in the Summary Compensation Table on this Proxy Statement, and
(d) all directors and executive officers of the Company as a group.

                                                        Shares (2)   Percent (3)
   Name and Address (1)                                Beneficially   of Voting
   Of Beneficial Owner                                    Owned        Shares
   -------------------                                    -----        ------
   Current Directors and Executive Officers:
   Steven White                                           382,000        2.1%
   Eric Best                                              105,000          *
   John Wade                                               40,000          *
   Alan Zimmelman                                          80,000          *

   All current directors and executive
   officers as a group (4 persons)                        607,000        3.3%

   Former Executive Officers and Other
   Beneficial Owners:

   Collins Christensen (4)                              2,109,080       11.6%
   Lewis Humer                                            305,050        1.7%
   Melvin Kerr                                            147,000          *
   Daniela Calvitti                                        87,000          *

*     Less than one percent.

(1) The business address of the current directors and executive officers is 3625 132nd Ave SE, Suite 200, Bellevue, WA 98006.

(2) Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are exercisable within 60 days of November 30, 2003 are deemed outstanding. These shares, however, are not deemed outstanding for purposes of computing the ownership of any other person. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the stockholders named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(3) Percentage of beneficial ownership is based upon 18,170,065 voting shares outstanding as of the Record Date.

(4) The address of Mr. Christensen is 1701 Ladino Road, Sacramento, CA 95864.

      Executive Compensation

      The following summary compensation table indicates the cash and non-cash compensation earned during the fiscal years ended July 31, 2003, 2002 and 2001 by our Chief Executive Officer and the other most highly compensated executive officers serving during any part of the fiscal year ended July 31, 2003.

                           Summary Compensation Table*

                                                                Annual Compensation                   Long-Term
                                                      ------------------------------------------     Compensation
                                                                                                     ------------
                                                                                    Other Annual      Securities       Compen-
                                                        Salary                        Compen-         Underlying      All Other
Name and Principal Position                 Year         ($)         Bonus ($)       sation ($)       Options (#)     sation ($)
---------------------------                 ----         ---         ---------      ------------     ------------     ----------
Steven White, Interim                       2003      $ 14,440(1)          --        $ 8,800 (2)             --
CEO, CFO

Lewis Humer, CEO (3)                        2003       186,115       $ 12,500(4)      64,258 (5)             --
                                            2002       155,833         12,500(6)      23,060 (7)        370,000       $1,884(14)
                                            2001       127,510             --         34,538 (7)

Melvin Kerr, COO (8)                        2003       140,670          6,250(4)      24,134 (9)             --        1,220(14)
                                            2002       100,000(8)       6,250(6)    100,000 (10)        300,000

Daniela Calvitti, CFO(11)                   2003        87,246(11)      6,250(4)      8,308 (12)             --          875(14)
                                            2002       132,000          6,250(6)     23,002 (13)        275,000
                                            2001        96,923(11)         --        10,154 (13)        100,000

----------
(*) Columns in the Summary Compensation Table that were not relevant to the compensation paid to the named executive officers were omitted.

(1)   Mr. White has served as Interim CEO since June 15, 2003.

(2) Represents the value of 40,000 shares of common stock awarded for service on the Board of Directors on February 20, 2003. The value of the common stock was measured by the higher of the twelve-month trailing average price per share or the closing price on the day of grant, which was $.22.

(3) Mr. Humer served as CEO from December 2001 to June 15, 2003. During fiscal 2001 he was Vice President of Operations and Chief Operating Officer.

(4) Bonus paid based on Company fourth quarter 2002 results, not individual performance.

(5) Represents $19,501 in perquisites and other personal benefits paid in cash, the value of 100,000 shares of common stock awarded for services valued at $.22 per share ($22,000), $7,831 in trade dollar compensation, and $14,925 in trade dollar expenditures for Mr. Humer's personal use. In addition to the amount shown above, at July 31, 2003 Mr. Humer's personal trade dollar account had a balance owing of $12,480. Pursuant to his agreement with the Company, this amount will be converted to a 12-month promissory note bearing 12% interest.

(6) Bonus paid based on Company third quarter 2002 results, not individual performance.

(7) For fiscal 2002, represents $4,000 as payments for car allowance, $9,654 in trade dollar compensation, $406 in personal benefits paid in cash, and the value of 100,000 shares of common stock awarded for services valued at $.09 per share ($9,000). For fiscal 2001, represents $4,800 for car allowance, $4,538 in trade dollar compensation, and $25,200 for trade dollar expenditures for Mr. Humer's personal use.

(8) Mr. Kerr served as COO from December 2001 to June 15, 2003. Fiscal 2002 salary represents payments from December 1, 2001 to July 31, 2002.

(9) Includes $15,334 in personal and housing benefits paid in cash, $6,000 in trade dollar compensation, and $2,800 for trade dollar expenditures for Mr. Kerr's personal use.

(10) Includes a contribution by ITEX of $10,000 on Mr. Kerr's behalf to the ITEX 401(k) retirement plan, $28,000 in housing, travel and tuition reimbursement expenses paid on Mr. Kerr's behalf, $22,500 for consulting fees, the value of 100,000 shares of common stock awarded for services valued at $.09 per share ($9,000), and $30,500 in trade dollar compensation.

(11) Ms. Calvitti served as CFO from October 2000 to March 15, 2003. Fiscal 2003 compensation reflects payments from August 1, 2002 to April 15, 2003. Fiscal 2001 compensation reflects payments from October 23, 2000 to July 31, 2001.

(12) Includes compensation of $8,308 in trade dollars during fiscal 2003. In addition to the amount shown above, at July 31, 2003 Ms. Calvitti's personal trade dollar account had a balance owing of $9,980. Pursuant to her agreement with the Company, this amount will be converted to a demand note bearing 10% interest from the date of inception of the credit line.

(13) For fiscal 2002, includes compensation of $17,377 in trade dollars, and the value of 62,500 shares of common stock awarded for services valued at $.09 per share ($5,625). For fiscal 2001, reflects compensation in trade dollars.

(14)  Represents term life insurance premiums.

      Options Granted in Last Fiscal Year

      No options were granted to our executive officers during the fiscal year ended July 31, 2003.

      During fiscal 2003, we granted non-executive employees options to purchase 70,500 shares of our common stock at exercise prices ranging from $0.08 to $0.21. The options vest 25% immediately and 25% each year thereafter, and have a five-year term. They are subject to earlier forfeiture or cancellation in connection with termination of employment or upon the optionee's death or disability. During fiscal 2003, options to purchase 2,080,000 shares of common stock were canceled according to the terms of the option agreements. At July 31, 2003, there were 190,500 options outstanding, with a weighted average exercise price of $.24.

      Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

      No stock options were exercised by our named executive officers during the fiscal year ended July 31, 2003, and there were no unexercised options held as of July 31, 2003. No stock appreciation rights were exercised during fiscal 2003 or were outstanding at July 31, 2003.

      Employment Agreements, Termination of Employment and Change-in-Control Arrangements

      On November 16, 2001 the Company entered into an employment agreement with Mr. Humer whereby, Mr. Humer agreed to serve as President and Chief Executive Officer and receive compensation equal to $155,000 per year. On December 14, 2001 the Company entered into an employment agreement with Mr. Kerr and Ms. Calvitti whereby, they agreed to serve as Chief Operating Officer and Chief Financial Officer, respectively, and receive compensation equal to $150,000 and $132,000 per year, respectively. Each agreement was subject to annual increases as may be determined by the Board of Directors. Effective June 1, 2002, the Board acted to raise Mr. Humer's salary to $185,000. In September 2002, the Board acted to raise Mr. Kerr's and Ms. Calvitti's salary to $163,000 and $145,000, respectively, effective August 1, 2003. Each agreement entitled the employee to participate in a bonus program as may be determined from time to time by the Board of Directors, and to receive awards of stock options as may be determined from time to time by the Compensation Committee. The employment agreements were to expire by their terms on December 14, 2003. The employment agreements were terminable by mutual consent or by the Company for cause. Mr. Humer and Mr. Kerr were terminated for cause on June 15, 2003. Ms. Calvitti was terminated for cause on March 15, 2003. In July 2003, Ms. Calvitti initiated a legal action against ITEX and its directors seeking damages for retaliation, wrongful termination, breach of contract and other theories of relief. In August 2003, Mr. Humer and Mr. Kerr joined together to bring a legal action against ITEX and its directors seeking damages for breach of contract and on several other theories of relief. The Company is vigorously defending these claims.

      Ten days before the Annual Stockholder Meeting of January 21, 2003, facing an imminent change of control by an insurgent group of directors, the incumbent Board of Directors of the Company acted to amend the employment agreements of executives Lewis Humer, Mel Kerr and Daniela Calvitti to modify certain change-of-control provisions. The modified provisions would provide, among other things, that if a majority of the incumbent board members were not elected in the 2003 Annual Meeting, the executives would be entitled to a lump sum payment equal to their annual salary. The Company disputes whether the contract modifications are enforceable. Nevertheless, the legal effect of these modifications has not been determined, and the terminated executives are currently seeking to enforce these change-of-control provisions.

      Equity Compensation Plan Information

      The Company maintains three stock option plans, the 1995-1996 Key Employee Incentive Stock Option Plan ("1995-6 Plan"), the 1996-1997 Key Employee Incentive Stock Option Plan ("1996-7 Plan"), and the 1997-1998 Key Employee Incentive Stock Option Plan ("1997-8 Plan") (collectively, the "Plans"), pursuant to which it may grant equity awards to eligible persons. Additionally, it has entered into various individual arrangements outside of the Plans, providing for the issuance of options and the grant of common stock. The Plans and the individual plans are described more fully below.

      The following table gives information about equity awards under the Plans and the individual equity arrangements as of July 31, 2003. Except as provided in footnote (1) below, the table does not include the additional shares that may be issuable pursuant to the proposed 2004 Equity Incentive Plan that is the subject of proposal 2 of this Proxy Statement.

                                           (a)                         (b)                        (c)
                                                                                          Number of securities
                                                                                          available for future
                                   Number of securities         Weighted-average         issuance under equity
                              to be issued upon exercise of    exercise price of           compensation plans
                                   outstanding options,       outstanding options,       [excluding securities
Plan category                      warrants and rights        warrants and rights       reflected in column (a)]
-------------                      -------------------        -------------------       ------------------------
Equity compensation plans
approved by security
holders                                  190,500                      $.24                      2,774,500

Equity compensation plans
not approved by security
holders (1)                              160,000                      $.14                          --

Total                                    350,500                      $.19                      2,774,500

(1) These 160,000 shares represent potential awards of common stock during fiscal 2004 for service on the Board of Directors. The shares will be valued by the higher of the twelve-month trailing average price per share or the closing price on the day of grant. For fiscal 2003 grants were valued at $.22, based on the closing price on the day of grant as published by the OTC Bulletin Board. For purposes of this table, the twelve-month trailing average price per share is estimated to be $.14. If proposal 2 of this Proxy Statement is approved by stockholders, these shares will be issued under the 2004 Equity Incentive Plan.

      Key Employee Incentive Stock Option Plans

      The 1995-6 Key Employee Incentive Stock Option Plan was approved by the Board in December 1995 and ratified by stockholders in May 1996. A total of 1,250,000 shares were approved by the stockholders for issuance under option agreements, subject to the 1995-6 Plan. The 1996-7 Key Employee Incentive Stock Option Plan was approved by the Board in January 1997 and ratified by stockholders in February 1999. A total of 755,000 shares were approved by the stockholders for issuance under the 1996-7 Plan. The 1997-8 Key Employee Incentive Stock Option Plan was approved by the Board in September 1997 and by stockholders in February 1999. A total of 965,000 shares were approved by the stockholders for issuance under the 1997-8 Plan. Each Plan was intended to attract, motivate and retain key personnel who could contribute materially to the Company's growth and success and to give personnel a greater personal stake in the success of the Company. Although each of the Plans authorized the grant to eligible employees of Incentive Stock Options ("ISOs") within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended, the Plans also served as an equity incentive program for the grant of nonqualified stock options to outside directors, consultants and advisors.

      At the 2003 Annual Meeting of Stockholders, the stockholders were asked to approve the adoption of the 2003 Equity Incentive Plan (the "2003 Plan"). If adopted, the previously approved Plans would have ceased to be used and the proposed 2003 Plan utilized for all new option grants. At the 2003 Annual Meeting, the proposal failed to gather the requisite number of votes.

      The Company is resubmitting for stockholder approval at the annual meeting a 2004 Equity Incentive Plan, which is similar to the 2003 Plan. If adopted, the 2004 Plan will supplement the Company's previously approved option Plans. The previously approved Plans will cease to be used and the 2004 Equity Incentive Plan ("2004 Plan") will be utilized for all new stock option and equity incentive grants. Under the 2004 Plan, the total number of shares of common stock reserved and available for grant and issuance will be 2.0 million (2,000,000). No awards have been authorized or granted under the 2004 Plan, whether options, restricted stock, stock appreciation rights, or stock bonuses. If approved by stockholders, the Company intends to award under the 2004 Plan common stock in the amount of 40,000 shares each to directors elected at the annual meeting for their service on the Board of Directors during their term of office.

      As of July 31, 2002, the Company had outstanding options to purchase an aggregate of 2,200,000 shares of common stock, of which 1,600,000 were issued to directors and executive officers of the Company. After reversion of 2,080,000 underlying shares due to stock option expirations and forfeitures, options to purchase 190,500 underlying shares were outstanding at July 31, 2003.

      Non-Stockholder Approved Equity Arrangements

      During fiscal 2003, each non-employee director (a director not compensated by a salary from the Company) elected on February 5, 2003 was compensated for the current Board term through the grant of 40,000 shares of common stock of the Company.

      Certain Relationships and Related Transactions

      As of July 31, 2003, we carried a $300,000 short-term note payable to an unaffiliated individual, bearing interest of 16% with principal due on December 31, 2003. The note originated in the third quarter of fiscal 2001, and carried an initial service charge plus an additional annual renewal fee of 4%. Our payments of interest and service charges under this note during the first two years of its existence resulted in an effective annual interest rate of 21%. In December 2002, the Company further incurred costs associated with this note by foregoing the interest, by only paying $100 per month. The unpaid interest continued to accrue at a 16% APR. As of July 31, 2003, the note, including principal and interest totaled $330,000. At July 31, 2003, the note was secured by certain personally owned real property of the wife of a former President and CEO of ITEX. On October 2, 2003, Steven White, Interim CEO and Chairman of the Company, acted to relieve ITEX of this loan by loaning the Company $300,000. The loan was used to pay off the note balance which had accrued to $345,000, in exchange for a one-year secured promissory note with interest at 8%, 13% less than the previous effective interest rate. The loan was secured by a security interest in substantially all of the assets of the Company. The loan from Mr. White was repaid by the Company during the second quarter of fiscal 2004.

      During the fiscal year ended July 31, 2003, the Company reimbursed Lakemont Capital $59,000 for its expenses related to the election contest at the annual meeting of stockholders in February 2003, and an additional $15,000 of legal expenses incurred by the insurgent directors. Lakemont Capital, Ltd. is an affiliate of Mr. Steven White. Mr. White was also paid $18,000 during the 2003 fiscal year from a fiscal 2002 consulting agreement.

      Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers, and persons who own more than ten percent of our common stock, file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater-than-ten percent stockholders are required by the SEC regulation to furnish us with copies of all Section 16(a) forms they file. Specific due dates have been established by the SEC, and we are required to disclose in this report any failure to file by those dates.

      We believe that there has been compliance with all Section 16(a) filing requirements applicable to our officers, directors and ten-percent beneficial owners; except that Lewis Humer and Melvin Kerr each inadvertently filed late one report on Form 4, due to technical problems with their electronic filings.

      Code of Ethics

      We have adopted the ITEX Code of Ethics (the "Code of Ethics"), a code of ethics that applies to our executive officers, including financial officers and other finance employees. The Code of Ethics is publicly available on our website at www.itex.com/corporate. If we make any substantive amendments to the Code of Ethics or grant any waiver, including any implicit waiver, from a provision of the code to our Chief Executive Officer, Chief Financial Officer or Corporate Controller, we will disclose the nature of such amendment or waiver on that website or in a report on Form 8-K.

          APPROVAL OF 2004 EQUITY INCENTIVE PLAN (Item 2 on Proxy Card)

      The stockholders are being asked to approve the adoption of the Company's 2004 Equity Incentive Plan (the "2004 Plan") attached as Appendix B. The 2004 Plan will supplement the Company's existing option grants that have been made under the Company's previously approved option plans. The 2004 Plan will become effective immediately upon stockholder approval. If adopted, the previously approved Plans will cease to be used and the 2004 Plan will be utilized for all new stock option and equity incentive grants.

      The purpose of the 2004 Plan is to provide a flexible framework that will permit the Board to develop and implement a variety of stock-based programs based on the changing needs of the Company, its competitive market, and regulatory climate. The Board of Directors and senior management of the Company believe it is in the best interest of its stockholders for officers, employees, and board members to own stock in the Company and that such ownership will enhance ITEX's ability to attract highly qualified personnel, strengthen its retention capabilities, enhance its long-term performance, vest in participants a proprietary interest in the success of the Company, and to provide certain performance-based compensation.

      Our Board recommends a vote FOR the approval of the ITEX 2004 Equity Incentive Plan.

      Vote Required

      Approval of the 2004 Plan requires the affirmative vote of a majority of the votes cast at the annual meeting.

      Description of the 2004 Plan

      Structure. The 2004 Plan allows for the grant of options, restricted stock, and stock bonuses to eligible individuals in the Company's employ or service as directors, officers or consultants, at the discretion of the Administrator. The principal features of the program are described below.

      Administration. Authority to control and manage the operation and administration of this Plan is vested in the Board, which may delegate its responsibilities in whole or in part to a committee or subcommittee consisting of two (2) or more members of the Board, all of whom are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act. The term "Administrator" as used in this summary means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee. The Administrator has the authority to interpret the 2004 Plan and the rights underlying any grants or awards made subject to the 2004 Plan. Any decision or action of the Administrator in connection with the 2004 Plan is final and binding.

      No member of the Committee or the Board of Directors shall be liable for any action, omission, or determination relating to the Plan arising out of or related to the 2004 Plan unless such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

      Eligibility. Employees, directors, officers, consultants and advisors in the service of the Company or any subsidiary corporation (whether now existing or subsequently established) are eligible to participate in the 2004 Plan. Eligible persons include, in the case of an incentive stock option, employees of the Company or a subsidiary, and in the case of nonqualified stock options, restricted stock and stock bonuses, employees, directors, officers, consultants and advisors of the Company or a subsidiary. Determinations as to eligibility shall be made by the Administrator.

      Share Reserve. The 2004 Plan will be funded with 2,000,000 shares of common stock reserved for issuance under the 2004 Plan. The shares issuable under the 2004 Plan may be made available either from the Company's authorized but unissued common stock or from common stock re-acquired by the Company, including shares purchased in the open market. In addition, shares subject to any outstanding awards under the 2004 Plan which are cancelled, expire or terminate prior to exercise will be available for subsequent issuance.

      Valuation. For purposes of establishing the exercise or purchase price and for all other valuation purposes under the 2004 Plan, the fair market value per share of common stock on any relevant date under the 2004 Plan is: (1) if the market is a national exchange or NASDAQ, the average of the high bid and low asked price for Company stock on the applicable date; or (2) if the market is the OTC Bulletin Board, with respect to stock awards, the average price per share during the twelve months immediately preceding the issuance, or the closing bid price on the day of grant, whichever is higher; and for stock options, the closing bid price on the day of the grant.

      Terms and Conditions of Option Grants. One or more options may be granted to each eligible person. The options granted under the 2004 Plan will be evidenced by an award agreement, which will expressly identify the option as an incentive stock option or a nonqualified stock option. The Administrator shall specify the grant date, exercise price, terms and conditions for the exercise of the options. No option under the 2004 Plan shall terminate later than ten years after the date of grant subject to the following provision. In the case of an incentive stock option when the optionee owns more than 10% of the total combined voting power of all classes of stock, the option shall expire not later than five years after the date of grant. Stockholder approval of this proposal will also constitute approval of that limit for purposes of Internal Revenue Code Section 162(m).

      Exercise of Options. Options may be exercised by delivery to the Company of a written stock option exercise agreement together with payment in full of the exercise price for the number of shares being purchased. The exercise price shall be 100% of the fair market value of the shares on the date of grant. The exercise price of any incentive stock option granted to a ten percent stockholder will not be less than 110% of the fair market value of the share on the date of grant. Payment for shares purchased pursuant to the 2004 Plan may be made in cash, or, where approved by the Administrator, in any of the following manners.

      Payment may be made by cancellation of indebtedness of the Company to the Participant, or surrender of shares of the Company owned by the participant (which, if acquired pursuant to the exercise of a stock option, were acquired at least six months prior to the option exercise date). The Company may not lend money to any Participant to finance a transaction under this Plan.

      Transferability of Options. No option shall be transferable other than by will or by the laws of descent and distribution, and during the lifetime of the participant, only the participant, his guardian or legal representative may exercise an option. The Administrator may provide for transfer of an option (other than an incentive stock option) without payment of consideration to designated family members and certain other entities specified in the 2004 Plan. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment. A request to assign an option may be made only by delivery to the Company of a written stock option assignment request.

      Termination of Employment. If a participant's employment is terminated, vested stock options may be exercised at any time within 90 days after the date of such termination, but in no event after the termination of the option as specified in the award agreement. If an employee continues service to the Company after termination of employment, the employee need not exercise the option within three months of termination of employment, but may exercise within three months of termination of his or her continuing service as a consultant, advisor, or work performed in a similar capacity, but if the options held are incentive stock options and employee exercises after three months of termination of employment, the options will be treated as nonqualified stock options. In the event of the termination of a participant's employment for cause or for "detrimental activity" (as defined in the 2004 Plan), all outstanding Options granted to such participant will expire at the commencement of business on the effective date of such termination.

      Death or Disability. If a participant in the 2004 Plan ceases to be an employee of the Company due to death or disability, vested options may be exercised by the participant, the participant's personal representative, or by the person to whom the option is transferred by will or the laws of descent and distribution, at any time within one (1) year after the termination of employment resulting from the disability or death, but in no event after the expiration of the option as set forth in the award agreement.

      Current or Former Outside Directors. Current or former outside directors may exercise vested options at any time within 90 days of the date the participant ceases to be a director.

      Suspension or Termination of Awards. Unless the Award Agreement specifies otherwise, if the Administrator reasonably believes that a participant has engaged in any "detrimental activity," the Administrator may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid, or deferred award under the 2004 Plan. For purposes of the 2004 Plan, "detrimental activity" includes, without limitation, the rendering of services for any organization or competing with the Company, the unauthorized disclosure of any trade secret or confidential information, activity that results in termination of the participant's employment for cause, a violation of the rules, policies, procedures or guidelines of the Company, attempting to induce an employee of the Company to break any contract with the Company, attempting to solicit the trade or business of any current or prospective customer, supplier or partner of the Company, or an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to the Company. In making such determination, the Administrator shall act fairly and in good faith and shall give the participant an opportunity to appear and present evidence on the participant's behalf at a hearing before the Administrator. The determination of the Administrator shall be final and conclusive unless overruled by the board. The Company may also recover from the participant any gain realized by the participant within one year of such suspension or cancellation in connection with 2004 Plan awards.

      Restricted Stock Awards. The Administrator may grant shares of Restricted Stock pursuant to the 2004 Plan, and a portion of a participant's earned bonus may be granted in the form of Restricted Stock. Each grant of shares of Restricted Stock shall be evidenced by an Award Agreement in such form and containing such terms and conditions and subject to such agreements or understandings as the Administrator shall from time to time approve. The Administrator may impose restrictions or conditions to the vesting of such shares, as it determines, such as performance criteria or a specified period of active service. Upon the grant of restricted shares, a stock certificate representing the number of shares granted shall be registered in the participant's name and shall be held in custody by the Company or a custodian selected by the Administrator for the participant's account. Following such registration, the participant shall have the rights and privileges of a stockholder as to such restricted stock. Except as determined by the Administrator at the time of the grant, all shares of restricted stock that have not vested shall be forfeited without further obligation on the part of the Company upon termination of participant's employment.

      Bonuses. The Administrator may grant stock bonuses in such amounts as it shall determine from time to time, which may be subject to such conditions or performance criteria as the Administrator shall determine at the time of the grant. The Administrator may, in its absolute discretion, in connection with any grant of restricted stock or stock bonus or at any time thereafter, grant a cash bonus, payable promptly after the date on which the participant is required to recognize income for federal income tax purposes in connection with such grant, in such amounts as the Administrator shall determine from time to time; provided, however, that in no event shall the amount of a cash bonus exceed the fair market value of the related shares of restricted stock or stock bonus on such date.

      Stock Appreciation Rights. No stock appreciation rights are authorized to be awarded under the 2004 Plan.

      Employee Stock Purchase Plan. The Administrator may adopt an employee stock purchase plan and may grant awards to employees who meet specified eligibility criteria. Each option must be evidenced by an option agreement between the Company and the participant which shall contain such terms and conditions as may be approved by the Administrator and are consistent with
Section 423 of the Internal Revenue Code. An option may not be exercised after the expiration of five (5) years from the date of grant. The employee stock purchase plan must provide that the purchase price of Company stock issued under each option shall not be less than the lesser of: (1) an amount equal to eighty-five percent (85%) of the fair market value of the Company stock at the time the option is granted; or (2)an amount which under the terms of the option may not be less than eight-five percent (85%) of the fair market value of Company stock at the time of the exercise of the option.

      General Provisions

      Dissolution, Liquidation, or Merger, and Change of Control. In the event of an occurrence after which the Company no longer survives as an entity, the Administrator may, in its discretion, cancel each outstanding award upon payment to participants of adequate consideration as specified in the 2004 Plan. The Administrator may also provide for the exchange of outstanding awards for some of all of the property which common stock holders would have received. After a merger, consolidation, combination or reorganization in which the Company is the survivor, the Administrator shall determine any appropriate adjustments to outstanding awards.

      In the event a change of control of the Company as defined in the 2004 Plan occurs, then all outstanding options shall fully vest immediately upon such a change, subject to state law limitations. A change of control generally occurs when one transaction or series of transactions results in the issuance of more than 50% of voting securities, the Company is acquired in some form of merger or consolidation in which the Company does not survive, or when substantially all the assets of the Company are sold.

      The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

      Changes in Capitalization. In the event any change is made to the outstanding shares of common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other similar change in corporate structure, appropriate adjustments may be made to the maximum number and/or class of securities issuable under the 2004 Plan, and the number and/or class of securities and the exercise price per share in effect under each outstanding award in order to prevent the dilution or enlargement of rights of participants.

      Special Tax Election. The Administrator may, in its discretion, provide one or more holders of outstanding awards under the 2004 Plan with the right to have the Company withhold a portion of the shares of common stock otherwise issuable to such individuals in satisfaction of the income and employment withholding taxes to which they become subject in connection with the exercise of those awards. Alternatively, the Administrator may allow such individuals to deliver existing shares of common stock in satisfaction of such withholding tax liability.

      Stockholder Rights. No recipient of an award will have any stockholder rights with respect to the awards until such recipient has exercised the award and paid the exercise price for the purchased shares.

      Amendment and Termination. Subject to specified limitations, the Board may amend, suspend or terminate the 2004 Plan at any time and for any reason, but no amendment, suspension or termination shall be made which would impair the right of any person under any outstanding awards without such person's consent. Further, the Board of Directors may, in its discretion, determine that any amendment should be effective only if approved by the stockholders even if such approval is not expressly required by the 2004 Plan or by law.

      Unless terminated earlier by the Board, the 2004 Plan will in all events terminate on March 14, 2014. Any awards outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such awards.

      Predecessor Option Agreements. All outstanding options under predecessor option agreements continue to be governed solely by the terms of the documents evidencing such options, and no provisions of the 2004 Plan affect or otherwise modify the rights or obligations of the holders of those options.

      Securities Laws. No award shall be effective unless made in compliance with all federal and state securities laws, rules and regulations, and in compliance with any rules on any exchange on which shares are quoted.

      Other Provisions. The award agreements may contain such other terms, provisions and conditions not inconsistent with the 2004 Plan as may be determined by the board or the Administrator.

      Federal Income Tax Consequences of Awards Under the 2004 Plan

      Options. Options granted under the 2004 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or nonqualified options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

      Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, the optionee will recognize long-term capital gain or loss equal to the difference between the sale price and the exercise price. If the holding periods are not satisfied, then: (1) if the sale price exceeds the exercise price, the optionee will recognize capital gain equal to the excess, if any, of the sale price over the fair market value of the shares on the date of exercise and will recognize ordinary income equal to the difference, if any, between the lesser of the sale price or the fair market value of the shares on the exercise date and the exercise price; or (2) if the sale price is less than the exercise price, the optionee will recognize a capital loss equal to the difference between the exercise price and the sale price. Unless limited by Section 162(m) of the Code, ITEX is entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income.

      Nonqualified Stock Options. An optionee does not recognize any taxable income at the time a nonqualified stock option is granted. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. ITEX is subject to tax withholding by ITEX. ITEX is entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income. Upon a disposition of such shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

      Stock Awards. Stock awards will generally be taxed in the same manner as nonqualified stock options. However, a restricted stock award is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the employee ceases to provide services to ITEX. As a result of this substantial risk of forfeiture, the employee will not recognize ordinary income at the time of award. Instead, the employee will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The employee's ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture.

      The employee may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty days of the award) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by an employee will be subject to tax withholding by ITEX. Unless limited by Section 162(m) of the Code, ITEX is entitled to a deduction in the same amount as and at the time the employee recognizes ordinary income.

      Cash Awards. Upon receipt of cash, the recipient will have taxable ordinary income, in the year of receipt, equal to the cash received. Any cash received will be subject to tax withholding by ITEX. Unless limited by Section 162(m) of the Code, ITEX will be entitled to a tax deduction in the amount and at the time the recipient recognizes compensation income.

      The foregoing is only a summary of the effect of U.S. federal income taxation upon awardees and ITEX with respect to the grant and exercise of awards under the 2004 Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of the employee's death or the income tax laws of any municipality, state or foreign country in which the employee's income or gain may be taxable.

      Accounting Treatment

      Option grants or stock issuances made to employees under the 2004 Plan that have fixed exercise or issue prices that are equal to or greater than the fair market value per share on the grant or issue date and that have a fixed number of shares as associated with the award will not result in any direct charge to ITEX's reported earnings. However, the fair value of those awards is required to be disclosed in the notes to ITEX's financial statements, and ITEX also must disclose, in the notes to its financial statements, the pro forma impact those awards would have upon ITEX's reported earnings and earnings per share were the fair value of those awards at the time of grant treated as a compensation expense.

      Option grants or stock issuances made to employees under the Stock Plan that have fixed exercise or issue prices that are less than the fair market value per share on the grant or issue date and that have a fixed number of shares associated with the award will result in a direct compensation expense in an amount equal to the excess of such fair market value over the exercise or issue price. The expense must be recorded against ITEX's earnings over the period that the options or issued shares are to vest.

      The Financial Accounting Standards Board has initiated a project to consider the appropriate accounting treatment for employee stock options. Accordingly, the foregoing summary of the applicable accounting treatment for options may change substantially, and future changes in promulgated accounting rules could require the fair value of those awards at the time of grant to be treated as compensation expense.

      Incorporation by Reference

      The foregoing is only a summary of the Stock Plan and is qualified in its entirety by reference to its full text, a copy of which is attached hereto as Appendix B.

      Recommendation of the Board

      The Board of Directors recommends a vote "FOR" approval of the 2004 Plan under Item 2 on the proxy card.

                  RATIFICATION OF THE APPOINTMENT BY THE AUDIT
            COMMITTEE OF INDEPENDENT AUDITORS (Item 3 on Proxy Card)

      The Audit Committee has selected and appointed the firm of Ehrhardt Keefe Steiner & Hottman PC ("EKS&H") as the independent auditors to examine ITEX's financial statements for the fiscal year ended July 31, 2004. EKS&H has audited ITEX's books for several years. The Board recommends that ITEX stockholders vote FOR ratification of the appointment. Ratification of the appointment of auditors requires a majority of the votes cast. Any shares not voted, whether by abstention, broker non-vote, or otherwise, have no impact on the vote.

      A representative of EKS&H is not expected to attend the ITEX meeting but will be available by phone to respond to appropriate questions.

      Fees Paid to EKS&H

      Audit and Non-Audit Fees

      The following table presents fees for professional audit services rendered by Ehrhardt Keefe Steiner & Hottman PC ("EKS&H"), for the audit of our annual financial statements for the years ended July 31, 2003, and July 31, 2002, and the reviews of the financial statements included in each of our quarterly reports on Form 10-QSB during the fiscal year ended July 31, 2003 and 2002, and fees billed for other services rendered by EKS&H during those periods. Certain amounts for 2002 have been reclassified to conform to the 2003 presentation.

Year Ended July 31                                       2003               2002

Audit Fees                                           $ 45,000           $ 57,847
Audit Related Fees(1)                                   9,485             69,769
Tax Fees(2)                                            10,000             10,000
All Other Fees(3)

Total                                                $ 64,485           $137,616

----------
(1) Audit Related Fees consist of assurance and related services that are reasonably related to the performance of the audit or review of ITEX's financial statements. This category includes fees related to the performance of audits and attest services not required by statute or regulations, audits of the Company's stock option plans, additional revenue compliance procedures related to performance of the review or audit of our financial statements, and accounting consultations regarding the application of GAAP to proposed transactions.

(2) Tax Fees consist of the aggregate fees billed for professional services rendered by EKS&H for tax compliance, tax advice, and tax planning (domestic and international).

(3) All Other Fees consist of services which would not impair the independence of the auditor which support our evaluation of the effectiveness of our internal controls and enhance the auditor's understanding of our system and controls not included in Audit Related Fees.

                 OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

      In addition, there will be an address by the Chairman and a general discussion period during which stockholders will have an opportunity to ask questions about the business. If you granted a proxy, the persons named as proxy holders, Steven White and John Wade, will have the discretion to vote your shares on any additional matters not described herein may properly come before the meeting, or any adjournment or postponement of the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board. At the time this document went to press, ITEX knew of no other matters that might be presented for stockholder action at the ITEX fiscal 2003 annual meeting of Stockholders.

Report of the Audit Committee

      The primary purpose of the Audit Committee is to oversee the financial reporting process for the Company on behalf of the Board of Directors. The Committee's function is more fully described in its charter, which the Board has adopted and is included as Appendix A to this Proxy Statement. The Audit Committee Charter is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents.

      In fulfilling its oversight responsibilities, the Audit Committee reviews the Company's internal accounting procedures, consults with and reviews the services provided by the Company's independent auditors and makes recommendations to the Board of Directors regarding the selection of independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

      The Committee has reviewed and discussed the audited consolidated financial statements of the Company for the fiscal year ended July 31, 2003, with the Company's management. The Committee has discussed with Ehrhardt Keefe Steiner & Hottman PC, the Company's independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified or supplemented.

      The Committee has also received the written disclosures and the letter from Ehrhardt Keefe Steiner & Hottman PC required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Committee has discussed the independence of Ehrhardt Keefe Steiner & Hottman PC with that firm.

      Based on the Committee's review and discussions noted above, the Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended July 31, 2003, for filing with the Securities and Exchange Commission.

                                                     Submitted by:
                                                     John Wade (Chairman)
                                                     Steven White

Other Information

      Copies of the Company's Annual Report on Form 10-KSB and 10-KSB/A filed with the Securities and Exchange Commission for the year ended July 31, 2003 will be provided to stockholders without charge upon request. Stockholders should direct any request to ITEX Corporation, 3625 132nd Ave. SE, Suite 200, Bellevue, WA 98006, Attn: John Wade, Secretary. ITEX will also furnish any exhibit to the 2003 Form 10-KSB specifically requested.

                                              By Order of the Board of Directors

                                              John Wade
                                              Secretary

Bellevue, Washington

                                      PROXY
                                ITEX CORPORATION

                 Annual Meeting of Stockholders, March 15, 2004
           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned (see reverse side of this proxy) revokes all previous proxies, acknowledges receipt of the notice of the stockholders meeting to be held March 15, 2004 and the Proxy Statement, and appoints Steven White and John Wade, or either of them the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of ITEX Corporation that the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the annual meeting of Stockholders of the Company to be held on March 15, 2004, to be held at the offices of the Company located at 3625 132nd Ave. SE, Suite 200, Bellevue, WA 98006, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present. The shares represented by this proxy are as of February 5, 2004, and shall be voted in the manner set forth below:

PLEASE MARK, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGN UP FOR ELECTRONIC ACCESS TO PROXY MATERIALS

For your convenience, ITEX provides stockholders with an opportunity to electronically access, view, and download the ITEX Annual Report and Proxy Statement on the ITEX Investor Relations Website at http://www.itex.com/corporate. With this fast and easy electronic access feature, stockholders will no longer receive paper copies of these documents. To sign up for Electronic Access, please mark the Electronic Access box on the reverse side.

                           (Continued on reverse side)

                                      PROXY
                                ITEX CORPORATION

The shares represented by this proxy may be voted on the items below by marking an "X" in the space provided for that purpose. Unless otherwise specified, this proxy when properly executed will be voted FOR Proposals 1-3, and will be voted in the discretion of the proxies on such other matters as may properly come before the meeting or any adjournment or postponement thereof (See notes to this proxy on reverse side).

1. To elect four members of the Board of Directors to serve until the next annual meeting and until their successors have been elected and qualified;

Nominees: 01 - Steven White; 02 - John Wade; 03 - Eric Best; 04 - Alan Zimmelman

         |_|  FOR ALL NOMINEES                   |_|  WITHHELD FROM ALL NOMINEES

         |_| Withhold Authority to Vote for any Individual Nominee. Write name or number(s) of nominees.
         ___________________________________________________

2.    To approve the ITEX Corporation 2004 Equity Incentive Plan;

         |_|  FOR          |_| AGAINST          |_| ABSTAIN

3. To ratify the appointment by the Audit Committee of Ehrhardt Keefe Steiner & Hottman PC as the Company's independent auditors;

         |_|  FOR          |_| AGAINST          |_| ABSTAIN

4. To act upon any other matters as may properly come before the annual meeting or any adjournments or postponements thereof.

         |_|  FOR          |_| AGAINST          |_| ABSTAIN

                                      Electronic Access

                                      (I prefer to access the annual report
                                      and proxy statement electronically)    |_|

                                      I/We plan to attend the annual meeting |_|

DATED _______________________, 2004

__________________________________________
SIGNATURE

Please sign your name exactly as it appears hereon. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the annual meeting and decide to vote by ballot, such vote will supersede this proxy.

                                                                      Appendix A

                                ITEX Corporation
                             Audit Committee Charter
                                January 14, 2004

Preamble

      ITEX Corporation (the "Company"), as part of its continuous improvement efforts desires to strengthen its Board oversight of accounting and reporting functions through this Charter setting forth the duties and authority of the Company's Audit Committee.

Organization

      The Audit Committee (the "Committee") of the Board of Directors shall be comprised of at least two (2) directors. If composed of only two (2) members, at least one member shall meet the independence requirements of Rule 4200(a)(15) of the NASD's listing standards, as such sections may be modified or supplemented from time to time. If composed of three (3) or more members, a majority of the members shall meet the independence requirements of Rule 4200(a)(15) of the NASD's listing standards. All Committee members will be financially literate, by experience or otherwise, and at least one member will have accounting or related financial management expertise. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies. The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating Committee. Audit Committee members may be replaced by the Board.

      The Company's independent auditors are selected approved by, and report directly to the Audit Committee. If the Company establishes an internal audit function, the head of such internal audit function shall also report directly to the Audit Committee.

Statement of Policy

      The Committee shall provide assistance to the Board of Directors in fulfilling the Board members' responsibility to the stockholders, potential stockholders, and the investment community relating to corporate accounting and reporting practices of the Company, as required by all applicable state and federal laws, rules and regulations, and overseeing the quality and integrity of financial reports of the Company. In so doing, it is the responsibility of the Committee to maintain free and open communication between the members of the Board of Directors, the independent auditors and the Company's principal financial officer.

      While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to prepare financial statements, conduct audits or provide professional certification as to whether the Company's financial statements are complete and accurate; this is the responsibility of management and the independent accountants.

Responsibilities

      In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board of Directors and stockholders that the corporate accounting and reporting practices of the Company are in accordance with all the requirements and are of the highest quality.

      In carrying out these responsibilities, the Committee will:

      o Obtain the full Board of Directors' approval of this Charter and review and reassess this Charter as conditions dictate, but no less frequently than annually following the review of the Company's Annual Report, as prepared for filing with the Securities and Exchange Commission.

      o Review and approve all compensation plans, agreements, and arrangements with the Company's executive officers, in cooperation with the Compensation Committee.

      o Review and recommend to the Board of Directors the selection of independent auditors to audit the financial statements of the Company. In selecting the independent auditors, the Committee will investigate any conflicts of interest.

      o Have a clear understanding with the independent auditors that the independent auditors are ultimately accountable to the Committee, as the stockholders' representatives, who have the ultimate authority in deciding to engage, evaluate, and, if appropriate, terminate their services.

      o Review and concur with management's appointment, termination or replacement of the Company's principal financial officer and/or the head of the Company's internal audit function, if such position is created from time-to-time.

      o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, the adequacy of the independent auditor's compensation, and, at the conclusion thereof, review such audit or review, including any comments or recommendations of the independent auditors.

      o Review with the independent auditors, the Company's principal financial officer, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

      o Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related Company compliance policies.

      o Review the internal audit functions of the Company, including the independence and authority of its principal financial officer, in meeting the Company's reporting obligations, the proposed audit plans for the coming year and the coordination of such plans with the independent auditors.

      o Inquire of management, the internal audit staff, as applicable, and the independent auditors about significant risks or exposures and to assess the steps management has taken to minimize such risks to the Company, including critical accounting policies.

      o Direct the independent auditors to communicate directly to each member of the Committee with respect to any disagreement with the Company on any financial treatment or accounting practice that is reflected in the quarterly reports on Form 10-QSB upon review.

      o Receive, prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

      o Review the quarterly financial statements with financial management prior to the filing with the Securities and Exchange Commission (or prior to the press release of results, if possible), to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and to discuss any other matters required to be communicated to the Committee by the independent auditors. The chair of the Committee, or a member of the Committee designated by the chair, may represent the entire Committee for purposes of this review and any required discussions with the independent auditor.

      o Review the financial statements contained in the Annual Report to Stockholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices and discuss any other matters required to be communicated to the Committee by the auditors. Also review with the financial management team and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization's accounting principles and underlying estimates and other significant decisions made in preparing the financial statements.

      o Provide sufficient opportunity for the Company's principal accounting officer and the independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting and auditing personnel and the cooperation that the independent auditors received during the course of audits.

      o Review accounting and financial human resources and succession planning within the Company.

      o Report the results of the annual audit to the Board of Directors. If requested by the Board, invite the independent auditors to attend the full Board of Directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the Committee meeting during which the results of the annual audit are reviewed).

      o On an annual basis, obtain from the independent auditors, a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend, that the Board of Directors take, appropriate action to ensure the continuing independence of the auditors.

      o Review and pre-approve all non-audit services performed by the independent auditors.

      o Review the report of the Committee in the Annual Report to Stockholders and the Annual Report on Form 10-KSB disclosing whether or not the Committee has reviewed and discussed with management and the independent auditors, as well as discussed within the Committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements. Recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-KSB. In addition, disclose the Committee's conclusion on the fairness of presentation of the financial statements in conformity with GAAP based on those discussions.

      o Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

      o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel and other advisors for this purpose if, in its judgment, that is appropriate.

      o Review the Company's disclosure in the Proxy Statement for its Annual Meeting of Stockholders that describes that the Committee has satisfied its responsibilities under this Charter for the prior year. In addition, include a copy of this Charter in the Annual Report to Stockholders or the Proxy Statement at least triennially or the year after any significant amendment to the Charter.

      o Review all complaints received by the issuer regarding accounting, internal accounting controls or auditing matters. All employees of the Company may anonymously send concerns in writing to the Chair of the Audit Committee. The Audit Committee will establish a procedure for the review of complaints, investigation and retention of complaints for future reference.

      o Review and approve all press releases and other disclosure contained in any report filed with the Securities and Exchange Commission, and review the report of the principal financial officer with respect to the Company's internal controls for disclosure.

Report

      The Committee will prepare a report to be included in the Company's Proxy Statement for an Annual Meeting of Stockholders discussing whether the Committee reviewed the financial statements with management and discussed the Statement on Auditing Standards No. 61 and Independence Standards Board Standard No. 1 with the independent accountants and if it has recommended to the Board of Directors that the audited financial statements be included in its annual report to be filed with the Securities and Exchange Commission.

      Approved by the Board of Directors on January 14, 2004.

Date: ___________________                      By: _____________________________
                                                            John Wade
                                                     Audit Committee Chairman

                                                                      Appendix B

                                ITEX CORPORATION
                           2004 EQUITY INCENTIVE PLAN

1.    PURPOSE

      The purpose of this Plan is to provide a flexible framework that will permit the Board to develop and implement a variety of stock-based programs based on the changing needs of ITEX Corporation (the "Company"), its competitive market, and regulatory climate.

      The Board of Directors and senior management of the Company believe it is in the best interest of its shareholders for officers, employees, and Board Members of the Company to own stock in the Company and that such ownership will enhance the Company's ability to attract highly qualified personnel, strengthen its retention capabilities, enhance the long-term performance of the Company and its subsidiaries, to vest in Participants a proprietary interest in the success of the Company and its subsidiaries, and to provide certain "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code.

      This Plan is intended to supplement all current stock option plans maintained by the Company pursuant to which equity awards may granted to Eligible Persons, including without limitation the 1995-1996 Key Employee Incentive Stock Option Plan, the 1996-1997 Key Employee Incentive Stock Option Plan, and the 1997-1998 Key Employee Incentive Stock Option Plan. The previously approved plans will cease to be used and this Plan will be utilized for all new stock option and equity incentive grants. This Plan is not intended to limit the ability of Company to create additional or new plans, or to issue additional or new awards. Capitalized terms used in this Plan not defined in the text are defined in Section 34.

2.    EFFECTIVE DATE

      This Plan shall become effective as of March 15, 2004, subject to the approval of the stockholders of the Company. Awards may be granted under the Plan at any time prior to the receipt of such stockholder approval; provided, however, that each such grant shall be subject to such approval. Without limitation on the foregoing, no Option may be exercised prior to the receipt of such approval, no share certificate shall be issued pursuant to a grant of Restricted Stock or Stock Bonus prior to the receipt of such approval. If the Plan is not so approved on or before March 15, 2005, then the Plan and all Stock Awards then outstanding under the Plan shall immediately automatically terminate and be of no force or effect.

3.    TERM OF PLAN

      Unless earlier terminated as provided herein, this Plan will terminate ten
(10) years from the Effective Date. Awards may be made under the Plan until March 14, 2014.

4.    SHARES SUBJECT TO THIS PLAN

      4.1. Number of Shares Available. Subject to adjustment as provided by
Section 23, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 2.0 million (2,000,000). Awards granted under the Plan shall count against the foregoing limits at the time they are granted but shall again become available for grant under the Plan as follows:

            (a) Subject to Section 23, Shares that are subject:

                  (1) to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option;

                  (2)   to an Award granted hereunder but are forfeited; or

                  (3) to an Award that otherwise is cancelled, expires, lapses or terminates without Shares being issued will again be available for grant and issuance in connection with future Awards under this Plan. However, in the event that prior to the Award's forfeiture, termination, expiration or lapse, the holder of the Award at any time received one or more elements of "beneficial ownership" pursuant to such Award (as defined by the SEC, pursuant to any rule or interpretations promulgated under
            Section 16 of the Exchange Act), the Shares subject to such Award shall not again be made available for regrant under the Plan.

            (b) At all times, the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan. The Shares to be issued hereunder upon exercise of an Award shall consist of either newly issued shares or treasury shares, at the discretion of the Administrators. The following rules shall apply for purposes of the determination of the number of Shares available for grant under the Plan:

                  (1) The grant of an Option, Stock Bonus Award, or Restricted Stock Award shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

                  (2) While an Option, Stock Bonus Award, or Restricted Stock Award is outstanding, it shall be counted against the authorized pool of Shares regardless of its vested status.

                  (3) If any Option is exercised by tendering Common Stock, either actually or by attestation, to the Company as full or partial payment in connection with the exercise of the Option under the Plan, or if the tax withholding requirements are satisfied through such tender, only the number of shares of Common Stock issued net of the Common Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares available for grants under the Plan.

5.    ADMINISTRATION OF THIS PLAN

      5.1 Authority. Authority to control and manage the operation and administration of this Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee or subcommittee consisting of two (2) or more members of the Board, all of whom are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act (the "Committee"). Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. The Board at any time may abolish the Committee and reinvest in the Board the administration of this Plan. As used herein, the term "Administrator" means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

      5.2. Administration.

            (a) The Plan shall be administered by the Administrator. The Administrator may from time to time develop and implement specific stock-based plans that are consistent with the intent and specific terms of the framework created by this Plan. The Administrator shall have full authority to administer the Plan, including authority to designate the individuals who shall be granted Awards and the amount and type of such Awards, interpret and construe any provision of the Plan and the terms of any Award issued under it, to adopt such rules and regulations for administering the Plan as it may deem necessary or appropriate, and to delegate such administrative responsibilities as it deems appropriate, provided, however, that the Administrator shall retain the responsibility to designate the Award recipients and the amount and type of such Awards. Decisions of the Administrator shall be final and binding on all parties. The Administrator's determinations under the Plan may, but need not, be uniform and may be made on a Participant-by-Participant basis (whether or not two or more Participants are similarly situated).

            (b) The Administrator may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Option granted under the Plan becomes exercisable or otherwise adjust any of the terms of such Option (except that no such adjustment shall, without the consent of a Participant, reduce the Participant's rights under any previously granted and outstanding Award unless the Administrator determines that such adjustment is necessary or appropriate to prevent such Award from constituting "applicable employee remuneration" within the meaning of Section 162(m) of the Code), (ii) or accelerate the Vesting Date or issue date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock granted under the Plan or otherwise adjust any of the terms of such Restricted Stock.

            (c) Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Administrator in its absolute discretion, subject to applicable law.

      5.3 Limitation on Liability. To the extent permitted by applicable law in effect from time to time, no member of the Committee or the Board of Directors shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Administrator and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Administrator) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Committee or Board in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a director or member of the Committee or Board arising with respect to this Plan or administration thereof or out of membership on the Committee or Board or by the Company, or all or any combination of the preceding, provided, the director or Committee member was acting in good faith, within what such director or Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its stockholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director or Committee member, and the term "person" as used on this section shall include the estate, executor, administrator, heirs, legatees, or devisees of such person.

6.    GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT

      6.1. Grant of Options. One or more Options may be granted to any Eligible Person. Subject to the express provisions of this Plan, the Administrator shall determine from the Eligible Persons those individuals to whom Options under this Plan may be granted. Each Option granted under this Plan will be evidenced by an Award Agreement, in such form and including such terms as the Administrator may from time to time approve, which will clearly identify the Option as an Incentive Stock Option or a Non-Qualified Stock Option. In the absence of such identification, an Option shall be deemed to be a Non-Qualified Stock Option.

      Further, subject to the express provisions of this Plan, the Administrator shall specify the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Options. If the Administrator fails to specify the Grant Date, the Grant Date shall be the date of the action taken by the Administrator to grant the Option. As soon as practicable after the Grant Date, the Company will provide the Participant with a written Award Agreement in the form approved by the Administrator, which sets out the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Option.

      The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.

      6.2. General Terms and Conditions. Except as otherwise provided herein, the Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

            6.2.1. Vesting Schedule. The Administrator may determine in its discretion whether any Option shall be subject to vesting and the terms and conditions of any such vesting. If subject to vesting, no Option shall be exercisable until it has vested. The Award Agreement shall contain any such vesting schedule; provided that, in the absence of any such designation as to vesting at the time of grant the entire Option shall vest according to the following schedule:

             NUMBER OF YEARS                  PERCENTAGE OF TOTAL OPTION
         FOLLOWING DATE OF GRANT                  TO BE EXERCISABLE
                    1                                    25%
                    2                                    50%
                    3                                    75%
                    4                                   100%

            Acceleration of Vesting. The vesting of one or more outstanding Options may be accelerated by the Administrator at such times and in such amounts as it shall determine in its sole discretion. The vesting of Options also shall be accelerated under the circumstances described below in Section 24.

            6.2.2. Option Term. Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Administrator, but not later than 10 years after the grant of the Option (5 years in the case of an Incentive Stock Option when the Optionee owns more than 10% of the total combined voting power of all classes of stock of the Company ("Ten Percent Stockholder")), and shall be subject to earlier termination as hereinafter provided.

            6.2.3. Exercise Price. The Exercise Price of any Option shall be determined by the Administrator when the Option is granted and may not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant, and the Exercise Price of any Incentive Stock Option granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased shall be made in accordance with Section 12 of this Plan. The Administrator is authorized to issue Options, whether Incentive Stock Options or Non-Qualified Stock Options, at an Option price in excess of the Fair Market Value on the date the Option is granted (the so-called "Premium Price" Option) to encourage superior performance.

            6.2.4 Partial Exercise. Each Option shall be exercisable in whole or in part; provided, however, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000 unless such partial exercise represents the entire unexercised portion of the Option or the entire portion of the Option that is then exercisable. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the Award Agreement evidencing such Option shall be returned to the Participant exercising such Option together with the delivery of the certificates for the purchased Shares.

            6.2.5. Method of Exercise. An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise. Such notice shall be by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Administrator (which need not be the same for each Participant), accompanied by the Award Agreement or Agreements evidencing the Option, shall specify the number of shares of Company Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such Award Agreement or Agreements shall be returned to him. Payment in full of the Exercise Price for the number of Shares of Company Stock being purchased upon the exercise of an Option shall be made on the effective date of such exercise as provided by
Section 12 hereof.

            6.2.5. Transferability of Options. Except as otherwise provided below for Non-Qualified Stock Options, no Option shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of a Participant, only the Participant, his guardian or legal representative may exercise an Option. A Participant may designate a beneficiary to exercise his or her Options after the Participant's death. If no beneficiary is designated, the Administrator, at its discretion, may provide for transfer of an Option (other than an Incentive Stock Option), without payment of consideration, to the following family members of the Participant, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the employee's household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust, or a foundation in which family members heretofore described control the management of assets. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate. A request to assign an Option may be made only by delivery to Company of a written stock option assignment request (the

"Assignment Request") in a form approved by the Administrator, stating the number of Options and Shares underlying Options requested for assignment, that no consideration is being paid for the assignment, identifying the proposed transferee, and containing such other representations and agreements regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by Company to comply with applicable securities laws.

            6.2.6. Exercise After Certain Events.

            (a)   Termination of Employment or Directorship -
                  Employee/Officer/Director

                  (1) Unless otherwise provided in an applicable Award Agreement, in the event that the employment or directorship of a Participant with the Company shall terminate for any reason other than cause, Disability or death, (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of 90 days after such termination, on which date they shall expire. However, if an employee or director continues service to the Company after termination of employment, the employee or director need not exercise his or her Options within 90 days of termination of employment, but may exercise within 90 days of termination of his or her continuing service as a consultant, advisor, or work performed in a similar capacity. If the options held are Incentive Stock Options and the employee exercises after 90 days of termination of employment, the Options will be treated as nonqualified stock options; and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

                  (2) Unless otherwise provided in an applicable Award Agreement, in the event that the employment or directorship of a Participant with the Company shall terminate on account of the death or Disability of the Participant, all Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire.

                  (3) In the event of the termination of a Participant's employment or directorship for cause or for Detrimental Activity (as defined in Section 21 hereof), all outstanding Options granted to such Participant shall expire at the commencement of business on the effective date of such termination.

            (b) Effect of Change in Control. Upon the occurrence of a Change in Control (as defined in Section 24 hereof), all vested Options at such time shall become fully and immediately exercisable at the date of termination.

      6.3. Limitations on Grant of Incentive Stock Options.

      6.3.1. To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of any stock with respect to which Incentive Stock Options granted under this Plan and all other plans of the Company (and any plans of any "Subsidiary Corporation" or "parent corporation" of the Company within the meaning of Section 424 of the
Code) are first exercisable by any employee during any calendar year shall exceed the maximum limit, if any, imposed from time to time under section 422 of the Code, such Options in excess of such limit shall be treated as Non-Qualified Stock Options. In such an event, the determination of which Options shall remain Incentive Stock Options and which shall be treated as Non-Qualified Stock Options shall be based on the order in which such Options were granted. All other terms and provisions of such Options that are deemed to be Non-Qualified Stock Options shall remain unchanged.

      6.3.2 No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its "Subsidiary Corporations" (within the meaning of Section 424 of the Code), unless (i) the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

7.    RESTRICTED STOCK

      The Administrator may grant shares of Restricted Stock pursuant to the Plan, and a portion of a Participant's earned bonus may be granted in the form of Restricted Stock. Each grant of shares of Restricted Stock shall be evidenced by an Award Agreement in such form and containing such terms and conditions and subject to such agreements or understandings as the Administrator shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

      7.1   Issue Date and Vesting Date

      At the time of the grant of shares of Restricted Stock, the Administrator shall establish an issue date or issue dates and a Vesting Date or Vesting Dates with respect to such shares. The Administrator may divide such shares into classes and assign a different issue date and/or Vesting Date for each class. Except as provided in Sections 7.3 and 7.6 hereof, upon the occurrence of the issue date with respect to a share of Restricted Stock, a share of Restricted Stock shall be issued in accordance with the provisions of Section 7.4 hereof. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 7.2 hereof are satisfied, and except as provided in Sections 7.3 and 7.6 hereof, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 7.3 hereof shall cease to apply to such share.

      7.2   Conditions to Vesting

      At the time of the grant of shares of Restricted Stock, the Administrator may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares, as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Administrator may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieve such performance criteria including, but not limited to the period of active service as the Administrator may specify at the time of the grant of such shares.

      7.3   Restrictions on Transfer Prior to Vesting

      Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such share, but immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

      7.4   Issuance of Certificates

      (a) Except as provided in Sections 7.3 or 7.6 hereof, reasonably promptly after the issue date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

                  The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the ITEX 2004 Equity Incentive Plan and an Agreement entered into between the registered owner of such shares and ITEX. A copy of the Plan and Agreement is on file in the office of the Secretary of ITEX Corporation.

            Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms hereof.

      (b) Each certificate issued pursuant to Section 7.4(a) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be deposited by the Company with a custodian designated by the Company (which custodian may be the Company). The Company shall cause such custodian to issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

      7.5   Consequences Upon Vesting

      Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 7.3 hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, the Company shall cause to be issued and delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 7.4(a) hereof, together with any other property of the Participant held by the custodian pursuant to Section 17 hereof.

      7.6   Effect of Termination of Employment

      (a) In the event that the employment of a Participant with the Company shall terminate for any reason (other than a termination that is, or is deemed to have been, for cause) prior to the vesting of shares of Restricted Stock granted to such Participant, a proportion of such shares, to the extent not forfeited or canceled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The proportion referred to in the preceding sentence shall initially be determined by the Administrator at the time of the grant of such shares of Restricted Stock and may be based on the achievement of any conditions imposed by the Administrator with respect to such shares pursuant to Section 7.2. Such proportion may be equal to zero. In the absence of any such provision in an agreement evidencing an Award of Restricted Stock, the termination of a Participant's employment with the Company for any reason (including death or Disability) shall cause the immediate forfeiture of all shares of Restricted Stock that have not vested as of the date of such termination.

      (b) In the event a Participant's employment is or is deemed to have been terminated for cause, all shares of Restricted Stock granted to such Participant that have not vested as of the effective date of such termination immediately shall be forfeited.

      7.7   Effect of Change in Control

      Upon the occurrence of a Change in Control (as defined in Section 24), all shares of Restricted Stock which have not theretofore vested (including those with respect to which the Issue Date has not yet occurred), or been canceled or forfeited pursuant to any provision hereof, immediately shall vest.

      7.8   Voting Rights and Dividends

      (a) The Participant shall have the right to vote all shares of Restricted Stock during the period the restriction is enforced. Whenever such voting rights are to be exercised, the Company shall provide the Participant with the same notices and other materials as are provided to other holders of the Stock, and the Participant shall be provided adequate opportunity to review the notices and material and vote the Restricted Stock allocated to him or her.

      (b) Dividends will be authorized by the Company to be paid to the Participant during the period the restriction is enforced, subject to the same restrictions as the underlying shares upon which the restriction is declared.

8.    STOCK AND CASH BONUSES

      8.1 The Administrator may grant Stock Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at such time (including a future date selected by the Administrator at the time of grant) and subject to such conditions as the Administrator shall determine at the time of the grant of such Stock Bonus. By way of example and not by way of limitation, the Administrator may require, as a condition to the payment of a Stock Bonus, that the Participant or the Company achieve such performance criteria as the Administrator may specify at the time of the grant. Certificates for shares of Company Stock granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid. Prior to the date on which a Stock Bonus awarded hereunder is required to be paid, such Award shall constitute an unfunded, unsecured promise by the Company to distribute Company Stock in the future.

      8.2 The Administrator may, in its absolute discretion, in connection with any grant of Restricted Stock or Stock Bonus or at any time thereafter, grant a cash bonus, payable promptly after the date on which the Participant is required to recognize income for federal income tax purposes in connection with such grant of Restricted Stock or Stock Bonus, in such amounts as the Administrator shall determine from time to time; provided, however, that in no event shall the amount of a Cash Bonus exceed the Fair Market Value of the related shares of Restricted Stock or Stock Bonus on such date. A cash bonus shall be subject to such conditions as the Administrator shall determine at the time of the grant of such cash bonus.

9.    EMPLOYEE STOCK PURCHASE PLAN

      The Administrator may grant Awards pursuant to the Plan to all employees, which Awards shall be evidenced by Award Agreements in such form as the Administrator shall from time to time approve.

Awards shall comply with and be subject to the following terms and conditions:

      9.1   Company Stock Available for Awards

      The aggregate number of shares of Company Stock that may be granted as Options under the Employee Stock Purchase Plan shall be determined on an annual basis by the Administrator. Shares shall be deemed to have been granted under the Plan only to the extent actually issued and delivered pursuant to the Award. To the extent that an Award lapses or the rights of the Participant terminate, any shares of Company Stock subject to such Award shall again be available for the grant of future Awards.

      9.2   Eligibility

      An Award made pursuant to the Employee Stock Purchase Plan may be granted to an individual who, at the time of grant, is an employee of the Company or a Subsidiary and has been determined to be eligible for participation. An Award made pursuant to the Plan may be granted on more than one occasion to the same person; each Award shall be evidenced by a written instrument duly executed by or on behalf of the Company. Notwithstanding the foregoing, no employee of the Company or a Subsidiary shall be granted an Option if such employee, immediately after the Option is granted, owns stock possessing five percent (5%) or more of the total combined voting power or five percent (5%) or more of the value of all classes of stock of the Company or any Subsidiary. For the purpose of determining stock ownership, the rules of Section 424(d) of the Code shall apply. In addition, the Company Stock which the Participant may purchase under any outstanding Options shall be treated as stock owned by the Participant. The Administrator may exclude the following employees from receiving Options under the Plan:

            (a) Employees who have been employed by the Company or a Subsidiary less than two (2) years;

            (b) Employees whose customary employment with the Company or a Subsidiary is twenty (20) hours or less per week;

            (c) Employees whose customary employment with the Company or a Subsidiary is not for more than five (5) months in any calendar year; and

            (d) Highly compensated employees within the meaning of Section 414(q) of the Code.

      9.3   Employee Stock Purchase Plan Stock Option Agreement

      Each Option shall be evidenced by an Option Agreement between the Company and the Participant which shall contain such terms and conditions as may be approved by the Administrator and are consistent with Section 423 of the Code. The terms and conditions of the respective Option Agreements need not be identical. Each Option Agreement shall specify the effect of termination of employment, total and permanent Disability, retirement or death on the exercisability of the Option. Under each Option Agreement, a Participant shall have the right to appoint any individual or legal entity in writing as his or her Beneficiary in the event of his or her death. Such designation may be revoked in writing by the Participant at any time and a new Beneficiary may be appointed in writing on the form provided by the Administrator for such purpose. In the absence of such appointment, the Beneficiary shall be the legal representative of the Participant's estate.

      9.4   Option Period

      The term of each Option shall be as specified by the Administrator at the date of grant and shall be stated in the Option Agreement; provided, however, that an Option may not be exercised after the expiration of:

            (a) Five (5) years from the date such Option is granted if the Employee Stock Purchase Plan requires that the Option price must be not less than eighty-five percent (85%) of the Fair Market Value of the Company Stock at the time the Option is exercised; or

            (b) Twenty-Seven (27) months from the date such Option is granted if the Option provides for an Option Price in some other permissible manner under Section 423 of the Code (such as a flat dollar amount).

      9.5   Limitation on Exercise of Option

      An Option may be exercisable in whole or in such installments and at such times as determined by the Administrator and the applicable term relating to the exercise of the option shall be stated in the Option Agreement and must be uniform for all employees with the following exceptions: (1) the Administrator may limit the maximum number of Options that can be exercised under the Employee Stock Purchase Plan, and (2) the Administrator may limit the amount of Options that all employees may be granted to a specified relationship to total compensation or the base or regular rate of compensation; and provided, however, that an Option may be exercised at the rate of at least twenty percent (20%) per year over five (5) years from the date it is granted.

      9.6   Special Limitation Regarding Exercise of Option

      No employee may be granted an Option which permits his or her rights to exercise Options under the Employee Stock Purchase Plan of the Company and subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined at the time of grant) for each calendar year in which such Option is outstanding at any time. For the purpose of this rule:

      (a) The right to purchase Company Stock under an Option accrues when the Option (or any portion thereof) first becomes exercisable during the calendar year;

      (b) The right to purchase Company Stock under an Option accrues at the rate provided in the Option, but in no case shall such rate exceed $25,000 of Fair Market Value of such stock (determined at the time of grant) for any one calendar year; and

      (c) A right to purchase Company Stock which has accrued under one Option granted pursuant to the Plan may not be carried over to any other Option.

      The Administrator shall determine, in accordance with applicable provisions of the Code, Treasury Regulations, and other administrative pronouncements which Options will not constitute Options under Section 423 of the Code because of such limitation and shall notify the Participant of such determination as soon as practicable after such determination.

      9.7   Option Price

      The purchase price of Company Stock issued under each Option shall be determined by the Administrator and shall be stated in the Option Agreement, but such purchase price shall not be less than the lesser of:

            (1) An amount equal to eighty-five percent (85%) of the Fair Market Value of the Company Stock at the time the Option is granted; or

            (2) An amount which under the terms of the Option may not be less than eight-five percent (85%) of the Fair Market Value of such Company Stock at the time of the exercise of the Option.

      9.8 Options and Rights in Substitution for Stock Options Granted by Other Companies

      Options may be granted under the Plan from time to time in substitution for stock options held by employees of companies who become, or who became prior to the effective date of the Plan, employees of the Company or of any Subsidiary as a result of a merger or consolidation of the employing company with the Company, or such Subsidiary, or the acquisition by the Company or a Subsidiary of all or a portion of the assets of the employing company with the result that such employing company becomes a subsidiary.

      9.9   Awards

      The size of Awards to individual Participants shall be determined by the Administrator in consultation with the Chief Executive Officer.

      9.10  Adjustments to Stock

      In the event of any change in the outstanding Company Stock of the Company for the reason of a stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or any similar transaction, the number of shares of Company Stock which may be or have been awarded under the Employee Stock Purchase Plan may be adjusted to prevent dilution or enlargement of the rights to the Participants under this Plan, at the sole determination of the Administrator.

10.   OTHER EQUITY-BASED AWARDS

      The Administrator may grant other types of equity-based Awards in such amounts and subject to such terms and conditions, as the Administrator in its sole discretion may determine, subject to the provisions of the Plan. Awards may entail the transfer of actual shares of Company Stock to Participants, or payment in cash or otherwise of amounts based on the value of shares of Company Stock.

11.   RIGHT OF RECAPTURE

      If at any time within one year after the date on which a Participant exercises an Option, or Stock Appreciation Right or on which Restricted Stock vests or on which a Stock Bonus or a cash bonus was granted to a Participant, or on which income is realized by a Participant in connection with any other stock-based award (each of which events shall be a "realization event"), if the Administrator determines in its discretion that the Company has been materially harmed by the Participant, whether such harm (a) results in the Participant's termination or deemed termination of employment for cause, (b) results from any activity of the Participant determined by the Administrator to be in competition with any activity of the Company, or otherwise prejudicial, contrary or harmful to the interests of the Company (including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or acting against the interests of the Company), or (c) results from the Participant engaging in any "Detrimental Activity as defined in Section 21 below, then any gain realized by the Participant from the realization event shall be paid by the Participant to the Company upon notice from the Company. Such gain shall be determined as of the date of the realization event, without regard to any subsequent change in the Fair Market Value of a share of Company Stock. The Company shall have the right to offset such gain against any amounts otherwise owed to the Participant by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

12.   PAYMENT FOR SHARE PURCHASES

      12.1. Payment. Payment for Shares purchased pursuant to this Plan may be made in cash, by certified check, bank cashier's check or wire transfer, or, where expressly approved for the Participant at the discretion of the Administrator and where permitted by law:

            (a) by cancellation of indebtedness of the Company to the Participant;

            (b) unless provided otherwise in the applicable Award Agreement, in shares of Company Stock owned by the Participant (which, if acquired pursuant to the exercise of a stock option, were acquired at least six months prior to the option exercise date) and valued at their Fair Market Value on the effective date of such exercise, or partly in shares of Company Stock with the balance in cash, by certified check, bank cashier's check or wire transfer; or

            (c) at the discretion of the Administrator and to the extent permitted by law, by such other provision as the Administrator may from time to time prescribe.

      Any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.

      12.2. No Loans. The Company shall not lend money to any Participant to finance a transaction under this Plan.

13.   WITHHOLDING TAXES

      13.1. Cash Remittance

      Whenever shares of Company Stock are to be issued upon the exercise of an Option, the Company shall have the right to require the Participant to remit to the Company, in cash, an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or payment prior to the delivery of any certificate or certificates for such shares. In addition, upon the grant of a cash bonus, the Company shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or grant.

      13.2  Stock Remittance

      At the election of the Participant, subject to the approval of the Administrator, when shares of Company Stock are to be issued upon the exercise of an Option, the occurrence of the issue date or the Vesting Date with respect to a share of Restricted Stock or the grant of a Stock Bonus in lieu of the remittance required by Section 13.1 hereof, the Participant may tender to the Company a number of shares of Company Stock, the Fair Market Value of which at the tender date the Administrator determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence, grant or payment and not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence, grant or payment.

      13.3  Stock Withholding

      The Administrator, at its sole discretion, shall have the right, when shares of Company Stock are to be issued upon the exercise of an Option, the occurrence of the issue date or the Vesting Date with respect to a share of Restricted Stock or the grant of a Stock Bonus in lieu of requiring the remittance required by Section 13.1 hereof, to withhold a number of such shares, the Fair Market Value of which at the exercise date the Administrator determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence, grant or payment and is not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence, grant or payment.

14.   RIGHTS AS A STOCKHOLDER

      No person shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Award granted pursuant to this Plan until the date that the Participant becomes the registered owner of such shares. Subject to Section 23, no adjustment to any Stock Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

15.   TRANSFERABILITY

      Unless otherwise provided, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the Award Agreement provisions relating thereto. Unless otherwise provided in this Plan, during the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award may be made only by the Participant.

16.   CERTIFICATES

      All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

17.   ESCROW, PLEDGE OF SHARES

      To enforce any restrictions on a Participant's Shares, the Administrator may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates.

18.   EXCHANGE AND BUYOUT OF AWARDS

      The Administrator may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Administrator may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Administrator and the Participant may agree.

19.   SECURITIES LAW AND OTHER REGULATORY COMPLIANCE

      19.1 The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or desirable.

      19.2 The exercise of any Option granted hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Company Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Administrator may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Company Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Administrator shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain a refund of any amount paid with respect thereto.

20.   NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHT TO STOCK AWARD

      20.1. Nothing contained in the Plan or any Award shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of a Stock Award.

      20.2 No person shall have any claim or right to receive a Award hereunder. The Administrator's granting of a Stock Award to a Participant at any time shall neither require the Administrator to grant a Stock Award to such Participant or any other Participant or other person at any time nor preclude the Administrator from making subsequent grants to such Participant or any other Participant or other person.

21.   CANCELLATION AND RESCISSION OF AWARDS

      21.1 Unless the Award Agreement specifies otherwise, the Administrator may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid, or deferred Awards at any time if the Participant is not in compliance with all applicable provisions of the Award Agreement and the Plan, or if the Participant engages in any "Detrimental Activity." For purposes of this Section, "Detrimental Activity" shall include: (i) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; (ii) the disclosure to anyone outside the Company, or the use in other than the Company's business, without prior written authorization from the Company, of any trade secret, confidential information or material, as defined in the Company's Agreement Regarding Confidential Information and Intellectual Property, relating to the business of the Company or a Subsidiary, acquired by the Participant either during or after employment with the Company; (iii) the failure or refusal to disclose promptly and to assign to the Company, pursuant to the Company's Agreement Regarding Confidential Information and Intellectual Property, all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company or the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries; (iv) activity that results in termination of the Participant's employment for cause; (v) a violation of any rules, policies, procedures or guidelines of the Company, including but not limited to the Company's Business Conduct Guidelines; (vi) any attempt directly or indirectly to induce any employee of the Company to break any contract with the Company or a Subsidiary or to be employed or perform services elsewhere or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company; (vii) the Participant having committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to the Company or a Subsidiary, or being convicted of, or entering a guilty plea with respect to, a crime, whether or not connected with the Company; or
(viii) deliberately disregarding the rules of the Company or a Subsidiary which resulted in loss, damage or injury to Company or a Subsidiary, or any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company. The determination of the Board shall be final and conclusive. In making its determination, the Board shall give the Participant an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Participant's behalf. Without limiting the generality of the foregoing, the Agreement may provide that the Participant shall also pay to Company any gain realized by the Participant from exercising all or any portion of the Options hereunder during a period beginning twelve (12) months prior to such suspension or cancellation.

      21.2 Upon exercise, payment or delivery pursuant to an Award, the Participant shall certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan. In the event a Participant fails to comply with the provisions of paragraph 21.1 prior to, or during the twelve months after any exercise, payment or delivery pursuant to an Award, such exercise, payment or delivery may be rescinded within two years thereafter. In addition, in the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in accordance with the provisions of Section 13 herein, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.

      21.3 Should any provision of this Section 21 be held to be invalid or illegal, such illegality shall not invalidate the whole of this Section, but, rather, this Plan shall be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties shall be construed and enforced accordingly.

22.   ADJUSTMENT FOR CHANGES IN CAPITALIZATION

      The existence of outstanding Awards shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise. Shares shall be adjusted pursuant to Section 23.

23.   ADJUSTMENT UPON CHANGES IN COMPANY STOCK

      23.1  Shares Available for Grants

      Subject to any required action by the stockholders of the Company, in the event of any change in the number of shares of Company Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum number of shares of Company Stock with respect to which the Administrator may grant Stock Awards under Section 4 hereof shall be appropriately adjusted by the Administrator. In the event of any change in the number of shares of Company Stock outstanding by reason of any other event or transaction, the Administrator may, but need not, make such adjustments in the number and class of shares of Company Stock with respect to which Awards may be granted under Section 4 hereof as the Administrator may deem appropriate. Any such adjustment pursuant to this Section 23.1 shall be made by the Administrator, whose determination shall be final, binding and conclusive.

      23.2  Outstanding Restricted Stock

      Unless the Administrator in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a Participant with respect to a share of Restricted Stock, the issue date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise shall not vest until such share of Restricted Stock vests, and shall be promptly deposited with the custodian designated pursuant to Paragraph
7.4 hereof. The Administrator may, in its absolute discretion, adjust any grant of shares of Restricted Stock, the issue date with respect to which has not occurred as of the date of the occurrence of any of the following events to reflect any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Administrator may deem appropriate to prevent the enlargement or dilution of rights of a Participant under the grant.

      23.3 Outstanding Options - Increase or Decrease in Issued Shares Without Consideration

      Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Company Stock resulting from a subdivision or consolidation of shares of Company Stock or the payment of a stock dividend (but only on the shares of Company Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Administrator shall proportionally adjust the number of shares of Company Stock subject to each outstanding Option, and the exercise price-per-share of Company Stock of each such Option. Any such adjustment pursuant to this Section shall be made by the Administrator, whose determination shall be final, binding and conclusive.

      23.4  Outstanding Options - Certain Other Transactions

      In the event of (1) a dissolution or liquidation of the Company, (2) a sale of all or substantially all of the Company's assets, (3) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (4) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Company Stock receive securities of another corporation and/or other property, including cash, the Administrator shall, in its absolute discretion, have the power to:

            (a) cancel, effective immediately prior to the occurrence of such event, each Option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option was granted an amount in cash, for each share of Company Stock subject to such Option, equal to the excess of
                  (A) the value, as determined by the Administrator in its absolute discretion, of the property (including cash) received by the holder of a share of Company Stock as a result of such event over (B) the exercise price of such Option; or

            (b) provide for the exchange of each Option outstanding immediately prior to such event (whether or not then exercisable) for an option on or stock appreciation right with respect to, as appropriate, some or all of the property which a holder of the number of shares of Company Stock subject to such Option would have received in such transaction and, incident thereto, make an equitable adjustment as determined by the Administrator in its absolute discretion in the exercise price of the option or stock appreciation right, or the number of shares or amount of property subject to the option or stock appreciation right or, if appropriate, provide for a cash payment to the Participant to whom such Option was granted in partial consideration for the exchange of the Option.

      23.5  Outstanding Options - Other Changes

      In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 23.2 through 23.4 hereof, the Administrator may, in its absolute discretion, make such adjustments in the number and class of shares subject to Options outstanding on the date on which such change occurs and in the per share exercise price of each such Option, as the Administrator may consider appropriate to prevent dilution or enlargement of rights. In addition, if and to the extent the Administrator determines it is appropriate, the Administrator may elect to cancel each Option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option was granted an amount in cash, for each share of Company Stock subject to such Option, equal to the excess of (A) the Fair Market Value of Company Stock on the date of such cancellation over (B) the exercise price of such Option.

      23.6  Effect of Loss of Affiliate Status

      If an entity ceases to be an Affiliate because the Company sells its interest in such entity to another party or parties, such event may constitute at the sole discretion of the Administrator, a termination of employment from the Company and its Affiliates by Participants employed by such entity as of the date it ceases to be an Affiliate. The Administrator may, but need not, adjust the provisions of the Plan related to the expiration of any Stock Awards not yet exercisable at termination of employment, as it considers appropriate in connection with the specific event resulting in loss of Affiliate status.

      23.7  No Other Rights

      Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Company Stock subject to an Award or the exercise price of any Option.

24.   CHANGE OF CONTROL

      24.1. Definition. If there is a "change of control" in the Company, all outstanding Awards shall fully vest immediately prior to the effectiveness of such a change. A "change of control" shall mean the occurrence of any one of the following:

      (a) any person, including a group or entity, becoming the beneficial owner of, or acquiring the power to direct the exercise of voting power with respect to, directly or indirectly, securities which represent fifty percent (50%) or more of the combined voting power of the Company's outstanding securities thereafter; or

      (b) the stockholders of the Company approving a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company immediately prior to the merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 50% or more of the combined voting power of the voting securities of any new company or surviving or parent entity outstanding immediately after such merger or consolidation; or

      (c) the stockholders of the Company approving an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

      24.2. Limitation on Awards. Notwithstanding any other provisions of this Plan and unless provided otherwise in the Award Agreement, if the right to receive or benefit from an Award under this Plan, either alone or together with payments that a Participant has a right to receive from the Company, would constitute a "parachute payment" (as defined in Code Section 280G), all such payments shall be reduced to the largest amount that will result in no portion being subject to the excise tax imposed by Code Section 4999.

25.   AMENDMENT OR TERMINATION OF THE PLAN

      The Board and/or the Committee may, at any time, suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that if and to the extent required under Section 422 of the Code (if and to the extent that the Administrator deems it appropriate to comply with Section 422) and if and to the extent required to treat some or all of the Stock Awards as "performance-based compensation" within the meaning of Section 162(m) of the Code (if and to the extent that the Administrator deems it appropriate to meet such requirements), no amendment shall be effective without the approval of the stockholders of the Company, that (i) except as provided in Section 23 hereof, increases the number of shares of Company Stock with respect to which Stock Awards may be issued under the Plan, (ii) modifies the class of individuals eligible to participate in the Plan or (iii) materially increases the benefits accruing to individuals pursuant to the Plan. Nothing herein shall restrict the Administrator's ability to exercise its discretionary authority hereunder pursuant to Section 5 hereof, which discretion may be exercised without amendment to the Plan. No action under this Section 25 may, without the consent of a Participant, reduce the Participant's rights under any previously granted and outstanding Stock Award except to the extent that the Administrator determines that such amendment is necessary or appropriate to prevent such Stock Awards from constituting "applicable employee remuneration" within the meaning of Section 162(m) of the Code.

26.   NO OBLIGATION TO EXERCISE

      The grant to a Participant of an Option shall impose no obligation upon such Participant to exercise such Option.

27.   TRANSFERS UPON DEATH

      Upon the death of a Participant, outstanding Awards granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Award, or the right to exercise any Award, shall be effective to bind the Company unless the Administrator shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Administrator may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award. In the event that at any time any doubt exists as to the right of any person to exercise or receive a payment under an Award, the Administrator shall be entitled, in its discretion, to delay such exercise or payment until it is satisfied that such right has been confirmed (which may, but need not be, by order of a court of competent jurisdiction), or to permit such exercise or make payment only upon receipt of a bond or similar indemnification (in such amount and in such form as is satisfactory to the Administrator). Except as provided in this Section or otherwise provided in the Plan or any applicable Award Agreement with respect to transfers to immediate family members or trusts for the benefit of immediate family members, no Award shall be transferable, and Awards shall be exercisable only by a Participant during the Participant's lifetime.

28.   EXPENSES AND RECEIPTS

      The expenses related to administering the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Award will be used for general corporate purposes.

29.   COMPLIANCE WITH RULE 16b-3

      It is intended that the Plan be applied and administered in compliance with Rule 16b-3. If any provision of the Plan would be in violation of Rule 16b-3 if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Rule 16b-3, as determined be the Administrator. The Administrator is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

30.   LIMITATIONS IMPOSED BY SECTION 162(m)

      30.1 Notwithstanding any other provision hereunder, prior to a Change in Control, if and to the extent that the Administrator determines the Company's federal tax deduction in respect of a Award may be limited as a result of
Section 162(m) of the Code, the Administrator may take the following actions:

      (a) With respect to Options, the Administrator may delay the payment in respect of such Options until a date that is within 30 days after the earlier to occur of (i) the date that compensation paid to the Participant no longer is subject to the deduction limitation under
            Section 162(m) of the Code and (ii) the occurrence of a Change in Control. In the event that a Participant exercises an Option at a time when the Participant is a "covered employee," and the Administrator determines to delay the payment in respect of such any Stock Award, the Administrator shall credit cash or, in the case of an amount payable in Company Stock, the Fair Market Value of the Company Stock, payable to the Participant to an Account. The Participant shall have no rights in respect of such Account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution. The Administrator may credit additional amounts to such Account as it may determine in its sole discretion. Any Account created hereunder shall represent only an unfunded unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

      (b) With respect to Restricted Stock and Stock Bonuses, the Administrator may require the Participant to surrender to the Administrator any certificates with respect to Restricted Stock and Stock Bonuses in order to cancel the Awards of such Restricted Stock and Stock Bonuses (and any related Cash Bonuses). In exchange for such cancellation, the Administrator shall credit to an Account a cash amount equal to the Fair Market Value of the shares of Company Stock subject to such awards. The amount credited to the Account shall be paid to the Participant within 30 days after the earlier to occur of (i) the date that compensation paid to the Participant no longer is subject to the deduction limitation under Section 162(m) of the Code and (ii) the occurrence of a Change in Control. The Participant shall have no rights in respect of such Account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution. The Administrator may credit additional amounts to such Account as it may determine in its sole discretion. Any Account created hereunder shall represent only an unfunded unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

31.   FAILURE TO COMPLY

      In addition to the remedies of the Company elsewhere provided for herein, a failure by a Participant (or Beneficiary or permitted transferee) to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant (or Beneficiary or permitted transferee) evidencing a Stock Award, unless such failure is remedied by such Participant (or Beneficiary or permitted transferee) within ten days after having been notified of such failure by the Administrator, shall be grounds for the cancellation and forfeiture of such Stock Award, in whole or in part, as the Administrator, in its absolute discretion, may determine.

32.   SEPARABILITY OF PROVISIONS

      If any provision of this Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

33.   APPLICABLE LAW

      Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Washington, without reference to the principles of conflicts of law.

34. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

      34.1 "Administrator" means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term "Administrator" shall mean the Committee.

      34.2 "Award" means, individually and collectively, any award under this Plan, including any Option, Restricted Stock, or Stock Bonus.

      34.3 "Award Agreement" means an agreement, in such form and including such terms as the Administrator in its sole discretion shall determine, evidencing an Award.

      34.4 "Board" means the Board of Directors of the Company.

      34.5 "Change of Control" has the meaning set forth in Section 25.

      34.6 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      34.7 "Committee" means the Committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board; provided, however, that any Committee appointed by the Board shall at all times consist of two or more persons, all of whom are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act.

      34.8 "Company" means ITEX Corporation, a Nevada corporation and its subsidiaries, or any successor corporation.

      34.9 "Detrimental Activity" has the meaning set forth in Section 22.

      34.10 "Disability" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code The existence of a Disability shall be determined by the Administrator in its absolute discretion.

      34.11 "Effective Date" has the meaning set forth in Section 2.

      34.12 "Eligible Person" means, in the case of the grant of an Incentive Stock Option, all officers and salaried employees of the Company or a subsidiary of the Company (including employees who are also directors and prospective salaried employees conditioned on their becoming salaried employees) and, in the case of a Non-Qualified Stock Option, Restricted Stock, and Stock Bonus, any director, officer or employee of the Company or other person who, in the opinion of the Board, is rendering valuable services to the Company or its subsidiary, including without limitation, an independent contractor, outside consultant, or advisor to the Company or its subsidiary.

      34.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

      34.14 "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

      34.15 "Fair Market Value" means

      (i) if the principal market for the Company Stock (the "Market") is a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market, the last sale price or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Company Stock as reported for such Market on such date or, if no such quotation is made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date;

      (ii) if the Market is the NASDAQ National List, the NASDAQ Supplemental List or another market, the average of the high bid and low asked price for Company Stock on the applicable date, or, if no such quotations shall have been made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date; or

      (iii) if the Market is the OTC Bulletin Board, with respect to stock awards, the average price per share during the twelve months immediately preceding the issuance, or the closing bid price on the day of grant, whichever is higher; and for stock options, the closing bid price on the day of the grant, provided however, that the Fair Market Value on any day may be determined in good faith by the Administrator in a manner consistently applied.

      34.16 "Incentive Stock Option" means an option, which is an incentive stock option within the meaning of Section 422 of the Code, and that is identified as an Incentive Stock Option in the agreement by which it is evidenced.

      34.17 "Non-Qualified Stock Option" means an option that is not an Incentive Stock Option within the meaning of Section 422 of the Code.

      34.18 "Option" means an award of an option to purchase Shares pursuant to this Plan.

      34.19 "Optionee" means the holder of an Option.

      34.20 "Participant" means a person who receives an Award under this Plan.

      34.21 "Plan" means this 2004 Equity Incentive Plan, as amended from time to time.

      34.22 "Restricted Stock Award" means an award of Shares pursuant to
Section 7.

      34.23 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.

      34.24 "SEC" means the Securities and Exchange Commission.

      34.25 "Securities Act" means the Securities Act of 1933, as amended from time to time.

      34.26 "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Section 4, and any successor security.

      34.27 "Stock" means the Common Stock, $.01 par value, of the Company, and any successor entity.

      34.28 "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 8.

      34.29 "Subsidiary" means a company (whether a corporation, partnership, joint venture or other form of entity) in which the Company, or a company in which the Company owns a majority of the shares of capital stock directly or indirectly, owns an equity interest of fifty percent (50%) or more.

      34.30 "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator; provided, that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Award Agreement. The Administrator will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

      34.31 "Vesting Date" means the date established by the Administrator on which a Participant has the ability to acquire all or a portion of a grant of a Stock Option or the date upon which the restriction on a Restricted Stock grant shall lapse.